                                                                   EXHIBIT 10.19

                           CUSHMAN REALTY CORPORATION

                               REMEDY CORPORATION
                               5890 STONERIDGE DR.
                                 PLEASANTON, CA

                         SUBLEASE & DIRECT LEASE SUMMARY
                 For Sub-Lease Transaction Dated: March 29, 1996
                    Addendum to Sublease Dated: March 29,1996
                  Consent of Master Lessor Dated: May 21, 1996
                      Master Lease Dated: November 16,1989


  LEASE INFORMATION                                               LEASE CLAUSE
--------------------------------------------------------------------------------

                                    CONTACTS

                                    Sublessor

                              Greiner, Inc. Pacific
                               5890 Stoneridge Dr.
                                 Pleasanton, CA

                                    Sublessee

                               Remedy Corporation
                                1505 Salado Drive
                             Mountain View, CA 94044
                          Attention: Manager, Contracts

                          Sublessee Real Estate Broker

                           Cushman Realty Corporation
                       1334 N. California Blvd, Suite 440
                             Walnut Creek, CA 94596


                          Sublessor Real Estate Broker

                         Colliers Parrish International


       Critical Dates
Sub-Lease Commencement                                          July 1, 1996
Sub-Lease Expiration                                            August 31,2000
Direct Lease Commencement                                    September 1, 2000
Termination Option (Notice by)                               September 2, 2000
Renewal Option I (Notice by)                                 November 30, 2002
Direct Lease Expiration                                         May 31, 2003
Renewal Option 2 (Notice by)                                 December 31, 2004
Renewal Option 3 (Notice by)                                 December 31, 2005
Renewal Option 4 (Notice by)                                 December 31,2006



Cushman Realty Corporation makes no warranty a to the accuracy of this information. This information should be verified by tenant.

                           CUSHMAN REALTY CORPORATION

                               REMEDY CORPORATION
                              5890 STONERIDGE DR.
                                 PLEASANTON, CA

                             LEASE SUMMARY (Page 2)
                For Sub-Lease Transaction Dated: March 29, 1996
                   Addendum to Sublease Dated: March 29, 1996
                  Consent of Master Lessor Dated: May 21, 196
                     Master Lease Dated: November 16, 1989


---------------------------------------------------------------------------------------------------------------------------------
                                         LEASE INFORMATION                                               LEASE CLAUSE
---------------------------------------------------------------------------------------------------------------------------------
Sub-Lease Term:                          50 Months                                                   Sub-Lease, Para. 3.1
Direct Lease Term:                       33 Months                                              Consent Mast. Lessor, Para. (i)

Sub-Lease Commencement Date:             July 1, 1996                                                Sub-Lease Para. 3.1
Direct Lease Commencement Date:          September 1, 2000                                      Consent Mast. Lessor, Para. (i)

Sub-Lease Expiration Date:               August 31, 2000                                             Sub-Lease Para. 3.1
Direct Lease Expiration Date:            May 31, 2003                                           Consent Mast. Lessor, Para. (i)

Total Building Square Feet:              30,000                                                      Sub-Lease, Para. 2

Rentable Square Feet:                    30,000                                                      Sub-Lease, Para. 2

Useable Square Feet:                     Not Addressed

Load Factor:                             Not Addressed

Lease Type:                              Modified Gross

Pro-Rata Share:                          100.00%


                            SUB-LEASE RENT SCHEDULE

   Months           Annual Rate (p.s.f.)        Mo. Payment        Annual Rent
---------------------------------------------------------------------------------
   1-21                   $16.20               $    40,500          $486,000                         Sub-Lease, Para. 4 &
  22-50                   $16.80               $    42,000          $504,000                       Sub-Lease Add., Para. 3

Effective Rent:           $16.55               $    41,370

Total Rent Commitment:                          $2,068.500


                           DIRECT LEASE RENT SCHEDULE

   Months           Annual Rate (p.s.f.)        Mo. Payment        Annual Rent
---------------------------------------------------------------------------------
   1-33                   $16.80                $   42,000          $504,000                   Consent Mast. Lessor, Para. (ii)

Effective Rent:           $16.80                $   42,000

Total Rent Commitment:                          $1,386,000

Oper. Exp. & Electric Base Year:                1996                                            Sub-Lease Add., Para. 4 (ii)

Real Estate Taxes Base Year:                    1996                                            Sub-Lease Add., Para. 4 (ii)

Tenant Expenses: Janitorial service, Utilities, and Trash collection                            Sub-Lease Add., Para. 3 (ii)

Holdover Rent:                                  200% of final base rent during lease term.        Master Lease, Para. 14.06

Sub-Lease Late Charge:                          10%     10 day grace period                     Sub-Lease Add., Para. 3 (ii)
Direct Lease Late Charge:                       10%     3 day grace period                     Consent Mast. Lessor, Para. (x)

Sub-Landlord T.I. Allowance per R.S.F.                         $0.00                                Sub-Lease, Para. 12

Audit Rights:                                   Once every year.                                Sub-Lease Add., Para. 4 (iii)

                           CUSHMAN REALTY CORPORATION

                               REMEDY CORPORATION
                              5890 STONERIDGE DR.
                                 PLEASANTON, CA

                             LEASE SUMMARY (Page 3)
                For Sub-Lease Transaction Dated: March 29, 1996
                   Addendum to Sublease Dated: March 29, 1996
                  Consent of Master Lessor Dated: May 21, 196
                     Master Lease Dated: November 16, 1989


---------------------------------------------------------------------------------------------------------------------------------
                                         LEASE INFORMATION                                               LEASE CLAUSE
---------------------------------------------------------------------------------------------------------------------------------
RENEWAL OPTIONS: Applies to direct lease.

     (1)  TERM:     2 YEARS   RATE:     95% OF FMV                                        Consent Mast. Lessor, Para. (iii)

                             NOTICE BY:   11/30/02

     (2)  TERM:     1 YEAR    RATE:     CPI OVER OPTION 1                                 Consent Mast. Lessor, Para. (iv)

                             NOTICE BY:   11/30/04

     (3)  TERM:     1 YEAR    RATE:     CPI OVER OPTION 2                                 Consent Mast. Lessor, Para. (v)

                             NOTICE BY:   11/30/05

     (3)  TERM:     1 YEAR    RATE:     CPI OVER OPTION 3                                 Consent Mast. Lessor, Para. (vi)

                             NOTICE BY:   11/30/06

OPTION RENTAL FLOOR: The Mo. rent for options 1, 2, 3, & 4 shall                          Consent Mast. Lessor, Para. (vii)
                     not be less than $42,000

EARLY TERMINATION RIGHT:                                                                  Consent Mast. Lessor, Para. (viii)
     At any time during the Direct Lease Term. Sublessee may terminate the new lease with 9 months notice & payment to Master Lessor of
     4 Months base rent + any unamortized Leasing Commissions

USE: General Office use and any other legal purpose.                                            Sub-Lease, Para. 6.1 &
                                                                                               Sub-Lease Add., Para. 12

ALTERATIONS:  All alterations shall be constructed by licensed contractors.                    Sub-Lease Add., Para. 6 &
              Sublessor must approve all Alterations.                                            Master Lease, Para. 8
              Permitted Tenant's alteration limit: All

INDEMNIFICATION:   Mutual Indemnification                                                       Sub-Lease Add., Para. 20

PARKING:  Sublessee shall have the right to use not less than 120 parking spaces.               Sub-Lease Add., Para. 9
          No charge for parking.

SUBLESSEE'S OBLIGATION TO MAINTAIN                                                             Sub-Lease Add., Para. 5(1)(a)
          No obligation to perform and/or pay for any maintenance, repairs, or replacements of the structure of the Building, the skylights and the roof.

SUBLESSOR'S OBLIGATION TO MAINTAIN                                                             Sub-Lease Add., Para. 5(1)(b)
          All repairs to the mech., plumb., HVAC and elect. systems in excess of $2,500 per item shall be amortized over its useful life and added to operating expenses.

ASSIGNMENT OF SUBLETTING:                                                                        Sub-Lease Add., Para. 7
          Sublessor may not unreasonably withhold, delay or condition its consent for Sublessee to assign or sub-sublet all or a portion of the premises. Sublessee will be obligated to pay to sublessor 50% of any "Excess Rent" from transaction, if for more than 15,000 sq. ft.

TENANT INSURANCE REQUIREMENTS:
          $1,000,000 per person per injury, $1,000,000 per person per occurrence                      Lease Para. 6.03
          $500,000 Property Damage.
---------------------------------------------------------------------------------------------------------------------------------

Cushman Realty Corporation makes no warranty or representation as to the accuracy or completeness of this information. The information should be verified by the tenant.

                               STANDARD SUBLEASE

                  American Industrial Real Estate Association

               [AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION LOGO]

1. PARTIES. This Sublease, dated, for reference purposes only, March 29, 1996, is made between Greiner, Inc. Pacific (herein called "Sublessor") and Remedy Corporation, A Delaware Corporation (herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon the conditions set forth herein, that certain real property situated in the County of Alameda, State of California, commonly known as 5890 Stoneridge Drive and described as a 30,000 square foot two-story office building on approximately 2.36 acres. Said real property, including the land and all improvements thereon, is hereinafter called the "Premises."

3. TERM.

    3.1 TERM. The term of this Sublease shall be for 50 months commencing on July 1, 1996 and ending on August 31, 2000 unless sooner terminated pursuant to any provision hereof.

    3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of Premises to Sublessee on said date. Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within six (6) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, [ILLEGIBLE] this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $40,500.00 in advance, or 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $40,500.00 as rent for the first month of the lease term. The rent shall increase to $42,000 per month at the beginning of the 22nd month of the Sublease term. (See Paragraph 3 of the Ad[ILLEGIBLE] Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $42,000.00 as security for Sublessee's [ILLEGIBLE] performance of Sublessees obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with rent to any provision of this Sublease. Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other cha[ILLEGIBLE] default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall [ILLEGIBLE] ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease Sublessor shall not be required to keep said deposit separate from its general accounts if Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as ha[ILLEGIBLE] theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee for at Subles[ILLEGIBLE] option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacate[ILLEGIBLE] Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6. USE.

    6.1 USE. The Premises shall be used and occupied only for office use and for no other purpose.

    6.2 COMPLIANCE WITH LAW.

        (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use Premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed in the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty w[ILLEGIBLE] year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the [ILLEGIBLE] shall be the obligation of the Sublessee.

        (b) Except as provided in paragraph 6.2(a). Sublessee shall, at Sublessee's expense, comply promptly with all applicable state ordinances rules regulations orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste, nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

    6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as o[ILLEGIBLE] date of the execution hereof, subject to all applicable zoning, municipal county and state laws ordinances and regulations governing and regula[ILLEGIBLE] Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of Premises for the conduct of Sublessee's business.

7. MASTER LEASE.

    7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached here marked Exhibit 1 dated Nov. 16, 1989 wherein Pleasanton Willow Partners is the lessor hereinafter referred to as the "Master Lessor."

    7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

    7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall deemed to mean the Sublessee herein.

    7.4 During the term of this Sublease and for all periods subsequent for obligations, which have arisen prior to the termination of this Sublease Sublessee does hereby expressly assume and agree to perform and comply with for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are
excluded therefrom             N/A


[ILLEGIBLE] American Industrial Real Estate Association 1978

     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations." The obligations that Sublessee has nor assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations."

     7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.


8.   ASSIGNMENT OF SUBLEASE AND DEFAULT.

     8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

     8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owning and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that the default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid to Sublessee.

     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.


9.   CONSENT OF MASTER LESSOR.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor than the Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to the Subletting.

     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantor consent to this Sublease and the terms thereof.

     9.3  In the event that Master Lessor does give such consent then:

          (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

          (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

          (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

          (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

          (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

          (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee, if such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.


10.  BROKERS FEE.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to Colliers Parish International, a license real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker.

     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a sublessor, lessor or seller.

     10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

     10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal, upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease; or at the close of escrow, as to the exercise of any option to purchase or other sale transaction.

     10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.


11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. Additional provisions (if there are no additional provisions draw a line from this point to the next printed word after the space left here if the additional provisions place the same here).


     Subtenant shall take the premises in the current "as is" condition. All retenanting shall be at the subtenant's sole cost and expense. Subtenant would use their own architect for design and construction services and would hire their own general contractor to perform the necessary work. All firms engaged by Subtenant shall be licensed to do work in their field in the State of California. Sublandlord shall not be involved in management or supervision of the Tenant Improvements and Subtenant shall gain approvals for said work directly with the Landlord per the terms of the Master Lease.

13.  The following attached documents are made a part of this Sublease document:
     Exhibit A - Addendum to Sublease
     Exhibit B - Consent of Master Lessor
     Exhibit C - Master Lease between Pleasanton Willow Partners and Bissell & Karn,
     Exhibit D - Subordination, Non-Disturbance and Attornmet Agreement



     If the Sublease has been filled in it has been prepared for submission to your attorney for his approval. The representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto.



Executed at    11:30 AM                           Greiner, Inc. Pacific
           ---------------------------     --------------------------------
on   May 16, 1996                          By  [SIG]
  ------------------------------------       ------------------------------
address 5890 StoneRidge Dr.                By  Vice President
       -------------------------------       ------------------------------
     Pleasanton, California
--------------------------------------        "Sublessor" (Corporate Seal)


Executed at                                       Remedy Corporation
           ---------------------------     --------------------------------
on   May 21, 1996                          By  [SIG]
  ------------------------------------       ------------------------------
address  1505 Salado Drive                 By           CEO
       -------------------------------       ------------------------------
   Mountain View, CA 94043
--------------------------------------        "Sublessor" (Corporate Seal)

Executed at
           ---------------------------     --------------------------------
on                                         By
  ------------------------------------       ------------------------------
address                                    By
       -------------------------------       ------------------------------

--------------------------------------      "Master Lessor" (Corporate Seal)

Executed at
           ---------------------------     --------------------------------
on                                         By
  ------------------------------------       ------------------------------
address                                    By
       -------------------------------       ------------------------------

--------------------------------------                 "Guarantor"




NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you re utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles,CA 90071
       (213)687-8777.

                              ADDENDUM TO SUBLEASE

        ADDENDUM TO SUBLEASE ("Addendum"), dated for reference purposes only March 29, 1996, is made by and between Greiner, Inc. Pacific ("Sublessor"), and Remedy Corporation ("Sublessee"), pursuant to the Standard Sublease dated March 29, 1996, between Sublessor and Sublessee (the "Sublease Form") to which this Addendum is attached. The Sublease Form and this Addendum are hereinafter collectively referred to as the "Sublease" and each reference in the Sublease Form and herein to the "Sublease" shall be deemed to refer to both documents collectively. This Addendum is an integral part of the Sublease, and, in the event of any inconsistency between this Addendum and the Sublease Form (or between this Addendum and the Master Lease), then as between Sublessor and Sublessee the terms of this Addendum shall control (and where so specified as binding on Master Lessor, this Addendum also shall control, provided that Master Lessor executes the Consent of Master Lessor attached hereto). Any cross-reference from, this Addendum to the Sublease Form or the Master Lease is for convenience of reference only and such cross-reference should not be construed as a limitation on the scope or affect of this Addendum, and this Addendum shall, as between Sublessor and Sublessee only, be deemed to modify all portions of the Sublease Form, and/or the Master Lease to which this Addendum has relevance. Unless otherwise defined, all terms used in this Addendum shall have the same meanings as given them in the Sublease Form.

        1. Sublease Commencement Date; Condition of the Premises, Notwithstanding anything in Section 3 or elsewhere in the Sublease Form to the contrary, the term of the Sublease (the "Sublease Term") shall commence on the first business day following Sublessor's complete vacation from the first floor of the Premises and relocation to the second floor of the Premises (such date is referred to herein as the "Sublease Commencement Date"); provided that if Sublessor does not, by May 22, 1996, completely vacate the first floor of the Premises and relocate to the second floor of the Premises, the Rent Commencement Date (as defined in Paragraph 2(i) of this Addendum) shall be deferred in accordance with Paragraph 2(iii) of this Addendum. The Sublease Term shall expire an August 31, 2000 (the "Sublease Expiration Date"). Following the Sublease Commencement Date, Sublessee shall have the right to commence its alterations and installation of communications and computer networks and cabling on the first floor of the Premises, and thereafter commence occupancy of the first floor of the Premises. By no later than June 28, 1996, Sublessor shall completely vacate the second floor of the Premises; provided that if Sublessor does not, by June 28, 1996, completely vacate the second floor of the Premises, the Rent Commencement Date shall be deferred in accordance with Paragraph 2(iv) of this Addendum. As to each portion of the Premises vacated by Sublessor, Sublessor shall remove all of Sublessor's personal property, and shall leave such portion of the Premises in broom-clean condition with all operating systems, including mechanical, plumbing, heating, ventilation, air conditioning, and electrical in good working condition, and otherwise in its "as-is" condition.

                                   EXHIBIT "A"

        2. Rent Commencement Date.

           (i) The date on which Sublessee's obligation to pay rent commences under this Sublease is referred to herein as the "Rent Commencement Date".

           (ii) Notwithstanding anything in Section 4 or elsewhere in the Sublease Form, to the contrary, but subject to the provisions of Paragraphs 2(iii) and 2(iv) below, the Rent Commencement Date shall be the later of (a) July 1, 1996, or (b) the expiration of two (2) weeks following Sublessor's vacation from the entire Premises in accordance with Paragraph 1 of this Addendum.

           (iii) If Sublessor does not, by May 22, 1996, completely vacate the first floor of the Premises and relocate to the second floor of the Premises, the Rent Commencement Date shall be deferred beyond the date otherwise provided for in Paragraph 2(ii) above for a period of time equal to the number of days that elapse following May 22, 1996 until Sublessor completes its vacation from the first floor of the Premises and relocation to the second floor of the Premises.

           (iv) If Sublessor does not, by June 28, 1996, completely vacate the second floor of the Premises, the Rent Commencement Date shall be deferred beyond, the date otherwise provided for in Paragraph 2(ii) above (as such date may be deferred pursuant to Paragraph 2(iii) above) for a period of time equal to the number of days that elapse following June 28, 1996 until Sublessor completes its vacation from the second floor of the Premises.

        3. Rent; Late Charge; Security Deposit.

           (i) Notwithstanding anything in Section 4 or elsewhere in the Sublease Form to the contrary, rent for the first twenty-one (21) months following the Rent Commencement Date shall be $40,500 per month, and for the remaining balance of the Sublease Term, the rent shall be $42,000 per month (with the rent for any partial calendar month prorated on the basis of a 30-day month).

           (ii) Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitations Article 4.04 of the Master Lease), Sublessee shall have no obligation to pay any late charge on any delinquent installment of rent or other sum, due Sublessor under the Sublease unless Sublessee's failure to pay continues for ten (10) days following the due date therefor.

           (iii) Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including without limitation, Article 4.05 of the Master Lease), the amount of the Security Deposit shall be $42,000, and such amount shall be invested in a segregated, interest-bearing account, with the interest thereon remaining in said account for the benefit of Sublessee.

        4. Operating Expenses. Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including without limitations Articles 4.03, 5.01,

6.01 and 7.01 of the Master Lease), the following shall apply with respect to the payment of Operating Expenses, Insurance Expenses, and Tax Expenses (each as defined in the Master Lease, and hereinafter collectively referred to as "Sublease Expenses"):


           (i) Sublessee shall contract separately for and pay for directly, all janitorial services for the Premises, utility expenses for the Premises, security for the Premises, and trash collection for the Premises (except that Sublessor shall pay for same or shall reimburse Sublessee for same to the extent they pertain to Sublessor's occupancy of the second floor of the Premises prior to the Rent Commencement Date);

           (ii) Sublessor shall pay all Sublease Expenses pertaining to the Premises, as and when required by the Master Lease, and commencing on the first day of the first month following the first anniversary of the Rent Commencement Date, Sublessee shall reimburse Sublessor therefor; provided that Sublessee's liability therefor shall be limited solely to increases in such Sublease Expenses over the Sublease Expenses Base (as hereinafter defined), except that in no event shall Sublessee be obligated to pay or reimburse Sublessor for (a) any increase in Tax Expenses attributable to a sale or other conveyance of the Premises, the Building, and/or the Lot, or (b) any costs or expenses relating to the operation of the Building and/or the Premises incurred after 1996 that are of a class or type that were not incurred during 1996 (e.g., if Master Lessor elects to first employ 24-house drive-by security for the Premises after the 1996, Sublessee shall have no obligation, to pay any portion of the cost therefor). Sublessee shall reimburse Sublessor as required by the preceding sentence on a monthly basis, concurrently with the payment of rent so long as Sublessor has delivered to Sublessee a statement or other documentation prepared by Master Lessor evidencing increases in the Sublease Expenses payable by Sublessee; provided that Sublessee's obligation to make such payments shall not begin until the first day of the first month following the first anniversary of the Rent Commencement Date. As used herein, the Sublease Expense Base shall mean the sum of all of the Operating Expenses (other than those that are payable by Sublessee pursuant to Paragraph 4(i) of this Addendum), Insurance Expenses and Tax Expenses paid or incurred with respect to the Premises during calendar year 1996 (as evidenced by a statement or other documentation prepared by Master Lessor, which shall be delivered to Sublessee prior to March 31, 1997);

           (iii) No more often than once every calendar year, upon reasonable notice, Sublessee may request that Sublessor obtain from Master Lessor permission for Sublessee or its authorized agents to inspect, at Sublessee's sole cost and during business hours, Master Lessor's records and documents comprising the basis for calculating Operating Expenses, Tax Expenses, and Insurance Expenses under the Master Lease, and to obtain copies of such records and documents at Sublessee's sole cost and expense (and Master Lessor, by executing the Consent of Master Lessor attached hereto, agrees to provide Sublessee the opportunity to review its records and documents in accordance with and subject to provisions of this Paragraph 4(iii), and such obligation shall be binding between Sublessee and Master Lessor); and

           (iv) The first sentence of Article 4.03 of the Master Lease shall be revised to read as follows for the purposes of the Sublease: "'Additional Rent', shall mean all monies, except Base Rent, required to be paid by Sublessee to Sublessor under the Sublease, including without limitation any late payments, interest, and payments required to be made to Sublessor for increases in Sublease Expenses over the Sublease Expense Base."

        5. Repairs and Maintenance.

           (i) Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Article 7.02 of the Master Lease), the parties agree as follows with respect to the repair and maintenance of the Premises and the components thereof:

                (a) Except for damage resulting from acts or negligent omissions of Sublessee (which Sublessee shall, repair at its expense, subject to Article 6.08 of the Master Lease), Sublessee shall have no obligation to perform and/or pay for (whether directly or as part of Sublessee's obligation to reimburse Sublessor for increases in Sublease Expenses over the Sublease Expense Base) any maintenance, repairs, or replacements of the structure of the Building, the skylights and the roof (accept as provided in clause (d)(2) of Paragraph 6(i) of this Addendum), the foundation and subfloor of the Building, underground utilities, and the parking areas around the Building (except that the cost of sweeping and cleaning the parking areas allocable to the Building shall be Included in Operating Expenses);

                (b) All repairs and replacements of the mechanical, plumbing, healing, ventilation, air conditioning, and electrical systems services the Premises (or any components thereof) costing in excess of Two Thousand Five Hundred Dollars ($2,500) per item of repair or replacement shall be performed by Sublesssor or its contractors, and the cost of each such repair or replacement shall be amortized over its useful life, and such monthly amortized cost shall be included in Operating Expenses; and

                (c) All other routine repairs and maintenance of and to the mechanical, plumbing, heating, ventilation, air conditioning and electrical systems serving the Premises shall be performed by Sublessor or its contractors, and the costs of such routine repairs and maintenance shall be included in Operating Expenses.

           (ii) Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Article 7.02 of the Master Lease), Sublessee shall have no obligation to repair any damage to the Premises resulting from fire other casualty, condemnation, the negligence or willful misconduct of Sublessor or Master Lessor (or their respective agents, employees, contractors, or invitees), or ordinary wear and tear (and Master Lessor, by executing the Consent of Master Lessor attached hereto, agrees that the provisions of this Paragraph 5(ii) shall be binding as between Sublessee and Master Lessor).

        6. Alterations.

           (i) Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Article 8.02 of the Master Lease): (a) all alterations, additions or improvements (collectively "Alterations") made to the Premises by Sublessee shall be installed or constructed by contractors and subcontractors properly licensed with the State of California and only after Sublessee has obtained all building permits necessary to legally construct the Alterations and has obtained, when necessary, the consent of the Hacienda Business Park Owners' Association with respect to such Alterations; (b) Sublessor approves of Sublessee's construction of Alterations consistent with the space plan attached hereto as Exhibit 1; (c) Sublessee shall have no obligation to pay any fee or other compensation to Sublessor in connection with its management or supervision of the construction of the Alterations contemplated by the attached space plan; and (d) Sublessee shall have the right to install microwave, satellite and/or DDS dishes on the roof of the Building provided that (1) Sublessee shall at the expiration of the Sublease Term remove all such equipment installed by Sublessee, and (2) Sublessee shall be responsible for and pay all costs associated with the installation, removal, adjustment, maintenance, monitoring of all such equipment installed by Sublessee, together with the costs of repair, replacement, or renovation of the roof which is reasonably necessary to maintain the integrity of the roof to the extent such repair, replacement, and/or renovation is attributable to Sublessee's installation, removal, adjustment, maintenance or monitoring of such equipment. By executing the Consent of Master Lease attached hereto, Master Lessor agrees to the construction by Sublessee of Alterations consistent with the space plan attached hereto as Exhibit 1, as well as Sublessee's installation of microwave, satellite, and/or DDS dishes on the roof of the Building in accordance with and subject to clause (d) above, and that Master Lessor shall not be entitled to any fee or other compensation in connection with its management or supervision of the construction of the Alterations contemplated by the attached space plant.

           (ii) Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Articles 8.02 and 16.13 of the Master Lease), Sublessee shall not have any obligation to remove any Alterations made to the Premises by Sublessor or Sublessee, although Sublesee reserves the right to do so. If Sublessee elects to remove any of its Alterations, Sublessee shall repair any damage caused by such removal. Sublessee shall have the right, however, to use any improvements installed in the Premises by or for Sublessor. By executing the consent of Master Lessor attached hereto, Master Lessor agrees to the provisions of this Paragraph 6(ii) as binding between Sublessee and Master Lessor.

        7. Assignment and Subletting. Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Article 14 of the Master Lease): (a) Sublessor shall not unreasonably withhold, delay, or condition its consent to Sublessee's request to assign the Sublease or sub-sublet all or any portion of the Premises, and Sublessor may not withhold its consent if Master Lessor consents to such assignment or sub-sublet; (b) without the prior consent of

Sublessor (but only after Sublessee has given notice to Sublessor) Sublessee may assign the Sublease or sub-sublet all or any portion of the Premises to any Affiliate (as hereinafter defined), subsidiary, parent, or division of Sublessee or to any person or entity with which Sublessee is merged, consolidated, or reorganized, or to which all or substantially all of Sublessee's assets or stock is sold or transferred (without payment to Sublessor of any Excess Rent, as otherwise contemplated by clause (d) below); (c) Sublessor shall have no right to cancel or terminate the Sublease under Article 14.02 of the Master Lease; and
(d) Sublessee shall be obligated to pay to Sublessor only fifty percent (50%) of any "Excess Rent" (as hereinafter defined), but only if Sublessee's sub-sublease or assignment pertains to more than 15,000 square feet of the Premises; otherwise, Sublessee shall have no obligation to pay any Excess Rent to Sublessor. As used herein, the term "Affiliate" shall mean any person or entity that controls, is controlled by, or is under common control with Sublessee, and the term "Excess Rent" shall mean the amount by which all rent and other amounts payable to Sublessee under its sub-sublease or assignment (but excluding amounts paid to Sublessee allocable to trade fixtures and equipment at a price not in excess of Sublessee's cost) exceeds the sum of (a) the rent and the increases in Sublease Expenses payable by Sublessee hereunder, plus (b) the costs incurred by Sublessee in connection with such sub-sublease or assignment, including without limitation commissions, attorneys' fees, improvement allowances and the like. By executing the Consent of Master Lessor attached hereto, Master Lessor agrees to the provisions of the Paragraph 7 as binding between Sublessee and Master Lessor (with each reference herein to "Sublessor" applying as well to Master Lessor), except that Subleassee shall have no obligation to pay Excess Rent to Master Lessor.

        8. Signage. Provided that Sublessee obtains all approvals required from the Hacienda Owners Association and the City of Pleasanton, Sublessee shall have the right, notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Article 14 of the Master Lease), to install building and monument signage or both Stoneridge Drive and Willow Road. By executing the Consent of Master Lessor attached hereto, Master Lessor agrees to the provisions of this Paragraph 8 as binding between Sublessee and Master Lessor.

        9. Parking. Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including without limitation, Article 10.03 of the Master Lease), Sublessee shall have the exclusive right to use not less than 120 parking spaces in the Common Areas surrounding the Premises, and Sublessor shall take no action to interfere with Sublessee's use thereof. By executing the Consent of Master Lessor attached hereto, Master Lessor agrees to the provisions of this Paragraph 9 as binding between Sublessee and Master Lessor (with the reference herein to "Sublessor" applying as well to Master Lessor).

        10. Insurance; Waiver of Subrogation

           (i) Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including without limitation, Articles 6.02 and 6.04 of the

Master Lease), Sublessee shall have the right to self insure its personal property in the Premises.

               (ii) Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Article 6 of the Master Lease), Sublessor hereby approves of the insurance obtained by Sublessee as shown on the certificate of insurance attached hereto as Exhibit 2 and approves of Chubb Insurance Company as the issuer thereof (and Master Lessor, by executing the Consent of Master Lessor attached hereto, also approves of such insurance and such insurance company).

               (iii) Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including without limitation, Article 6.08 of the Master Lease), each of Sublessor, Sublessee, and Master Lessor (by virtue of its execution of the Consent of Master Lessor attached hereto) (each a "Waiving Party") (i) hereby waives all claims such party may have against the others to the extent such claims, are covered by any property insurance carried by the Waiving Party or required to be carried by the Waiving Party under the Master Lease or the Sublease, and (ii) shall, upon obtaining the policies of insurance required hereunder, give notice to its insurance carrier or carriers that the foregoing mutual wavier of subrogation is contained in this instrument.

        11. Damage and Destruction; Eminent Domain. Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Articles 11 and 12 of the Master Lease): (a) in the event of any damage to the Premises (or to the Building which impairs the use, occupancy and/or access to the Premises even without actual damage to the Premises) which would require more than ninety (90) days to repair, then Sublessee shall have the right to terminate the Sublease by giving written notice thereof to Sublessor within thirty (30) days following the date of the casualty; (b) in the event of any termination of the Sublease resulting from a termination of the Master Lease pursuant to Article 11 of the Master Lease, the termination of the Sublease shall be effective as of the date of the casualty; and (c) in the event of any damage or destruction or condemnation that otherwise would be covered by Articles 11 or 12 of the Master Lease, Sublessor shall have no right to terminate the Sublease under any circumstances (other than upon Master Lessor's termination of the Master Lease).

        12. Use of Premises. Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including without limitation, Article 10.01 of the Master Lease): (i) Sublessee shall have the right to use the Premises for general office purposes and for any other legal uses related thereto (and Master Lessor, by executing the Consent of Master Lessor attached hereto) hereby consents to such use of the Premises); and (ii) Sublessee shall have no obligation to (a) remedy or cure any instance of noncompliance in the Premises, the Building and/or the Lot (as defined in the Master Lease), with Regulations (as defined in the Master Lease) existing as of the Sublease Commencement Date,
(b) make or pay for (including, without limitation, any amortized portion of the cost of) any Alterations to the Premises in order to comply with any Regulations effective as of the Sublease Commencement Date or enacted thereafter, except to the extent such Alterations are necessitated by Sublessee's particular use of the Premises or Alterations requested to be made by Sublessee after the Sublease Commencement Date, or (c) remedy, cure, or comply with any Regulations relating to the release of Hazardous Materials (as defined in the Master Lease) in, on, under, or about the Sublease Premises, the Building, and/or the Lot, except to the extent such release results from the acts or negligent omissions of Sublessee or Sublessee's agents, invitees, customers, sub-sublessees, or contractors.

        13. Default. Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Article 13.01 of the Master Lease): (i) Sublessee's vacation or abandonment of the Premises shall not constitute a default under the Sublease; and (ii) Sublessee shall not be in default of the Sublease as a result of Sublessee's failure to pay rent or any other sum when due unless Sublessee's failure to pay continues for ten (10) days following Sublessee's receipt from Sublessor of written notice of the delinquency.

        14. Estoppel Certificate. At Sublessee's request, Sublessor shall deliver to Sublessee an estoppel certificate in reasonable form indicating that the Sublease is unmodified and in full force and effect, that there are no defaults by Sublessor or Sublessee thereunder, and that there are no facts or circumstances which with the giving of notice or the passage of time (or both) would constitute a default by Sublessor or Sublessee hereunder (or, if the facts are inconsistent with the foregoing, Sublessor shall described such inconsistencies).

        15. Waiver. The provisions of Article 16.01 of the Master Lease as incorporated into the Sublease shall be mutual and inure to the benefit of both Sublessor and Sublessee.

        16. Notices. Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Article 16.18 of the Master Lease), any notice sent or required to be sent as between Sublessor and Sublessee under the terms of the Master Lease or the Sublease shall be deemed given only on actual receipt or refusal of delivery.
Notices shall be addressed as follows:

        If to Sublessee:            Remedy Corporation
                                    1505 Salado Drive
                                    Mountain View, CA 94043
                                    Attn: Manager, Contracts

        If to Sublessor:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------

or to such other address as either party may give the other by proper notice.

        17. Brokerage Commissions. Sublessor shall pay brokerage commissions to Colliers Parrish International and Cushman Realty Corporation pursuant to a separate agreement, and in no event shall Sublessee have any liability therefor. Except for the brokers referred to in the preceding sentence, each party represents to the other that it has not dealt with any broker, agent, or finder for which a commission or fee is payable. Except as set forth above, each party shall indemnify, defend, and hold harmless the other from any claims, demands, or judgments for commissions or fees arising from such party's breach of this representation.

        18. Exclusion of Certain Provisions of Master Lease. Notwithstanding anything contained in the Master Lease or in the Sublease Form to the contrary, the following provisions of the Master Lease are NOT incorporated into the Sublease (which provisions shall have no effect as between Sublessor and Sublessee): Articles 1.06, 4.02, 4.03 (first sentence), 5.01 (first sentence),
6.01 (first sentence), 6.02 (third sentence), 6.04, 6.09, 7.01 (first sentence), 14.02, and 16.04; provided that following the expiration of the Sublease Term upon the commencement of the New Lease (as defined in the Consent of Master Lessor), the provisions of Articles 1.06, 6.09, and 16.04 shall be reinstated and in full force and effect as between Master Lessor and Sublessee.

        19. Sublessor's Warranties And Representations. Sublessor warrants and represents to Sublessee as follows:

                (i) The Master Lease attached to the Sublease Form as Exhibit "1" is a true and complete copy thereof, and there have been no changes or amendments thereto except as contained therein.

               (ii) Sublessor is in full compliance with the provisions of the Master Lease, and has timely performed all of the obligations of "Tenant" thereunder, and there exist no facts or circumstances which with the giving of notice or the passage of time (or both) would constitute a default by Sublessor (as Tenant) under the Master Lease.

               (iii) Master Lessor is in full compliance with the provisions of the Master Lease, and has timely performed all of the obligations of "Landlord" thereunder, and there exist no facts or circumstances which with the giving of notice or the passage of time (or both) would constitute a default by Master Lessor (as Landlord) under the Master Lease.

               (iv) Until the Sublease Expiration Date, Sublessor shall perform all of the obligations of Tenant under the Master Lease (except to the extent such obligations have been delegated to Sublessee hereunder), and shall not take any action to terminate the Master Lease. Sublessor hereby agrees to indemnify, protect, defend, and hold harmless Sublessee from and against any and all claims, liabilities, losses, damages and expenses (including reasonable attorneys' fees) arising from or in connection with a termination of the Sublease due to a termination of the Master Lease resulting from or in connection with a default by Sublessor (as Tenant) under the Master Lease, except to the extent such default results from a default by Sublessee of the Sublease.

        20. Indemnification. Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Article 6.09 of the Master Lease), Sublessor and Sublessee agree that the following provisions shall apply as between Sublessor and Sublessee in lieu of said
Article 6.09 of the Master Lease:

               (i) Sublessee shall indemnify and hold Sublessor and the Premises, Building and Lot harmless from and against: (a) all liabilities, penalties, losses, damages, costs and expenses, demands, causes of action, claims of judgments in connection with any injury to persons or damage to property arising from or growing out of any injury to any person or persons or any damage to any property occurring in or on the Premises during Sublessee's occupancy thereof, or as a result of any accident or other occurrence occasioned by any act or negligent omission of Sublessee, Sublessee's officers, employees, agents, servants, subtenants, concessionaires, contractors, or visitors, or arising from Sublessee's use, maintenance, occupation or operation of the Premises, Building, Common Area, and Lot; and (b) all legal costs and charges, including reasonable attorneys' fees, in connection with such matters and the defense of any action arising out of the same or in discharging the Property from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or negligent omission of Sublessee; provided, however, that Sublessee shall not indemnify Sublessor for any injury or damage arising as the result of Sublessor's negligence or willful misconduct.

               (ii) Sublessor shall indemnify and hold Sublessee and the Premises, Building and Lot harmless from and against (a) all liabilities, penalties, losses, damages, costs and expenses, demands, causes of action, claims of judgments in connection with any injury to persons or damage to property arising from or growing out of any injury to any person or persons or any damage to any property occurring in or on the Premises during Sublessor's occupancy thereof, or as a result of any accident or other occurrence occasioned by any act or negligent omission of Sublessor, Sublessor's officers, employees, agents, servants, subtenants, concessionaires, contractors, or visitors, or arising from Sublessor's use, maintenance, occupation or operation of the Premises, Building, Common Area, and Lot, and (b) all legal costs and charges, including reasonable attorneys' fees, in connection with such matters and the defense of any action arising out of the same or in discharging the Property from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or negligent omission of Sublessor; provided, however, that Sublessor shall not indemnify Sublessee for any injury or damage arising as the result of Sublessee's negligence or willful misconduct.

      21. Limitation on Liability. Notwithstanding anything in the Master Lease or in the Sublease Form to the contrary (including, without limitation, Article
16.04 of the Master Lease), Sublessor and Sublessee agree that the following provision shall apply as between Sublessor and Sublessee in lieu of said Article
16.04 of the Master Lease: The obligations of Sublessor under the Sublease are not personal obligations of the individual partners, directors, officers and shareholders of Sublessor, and Sublessee shall not seek recourse against the assets of the individual partners, directors, officers and shareholders of Sublessor arising from any breach of such obligations.

        22. Consent of Master Lessor and Lender. The Sublease shall be of no force or effect unless both of the following occur within ten (10) days after execution of the Sublease Form and this Addendum by Sublessor and Sublessee: (i) Master Lessor executes (a) the Sublease Form where shown for Master Lessor, and
(b) the Consent of Master Lessor attached to this Addendum, and (ii) Berkshire Life Insurance Co., the holder of a first deed of trust encumbering the Lot, consents in writing to the Sublease on a form reasonably acceptable to Sublessor, Sublessee, and Master Lessor.

        23. Execution in Counterparts; by Facsimile. This Addendum and the Sublease Form may be executed in counterparts, and transmitted by facsimile by and to each of the parties, and each such counterpart shall be deemed an original, and all of them together shall constitute a single instrument.

        IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Addendum as of the date set forth above.

SUBLESSEE                                 SUBLESSOR
Remedy Corporation                        Greiner, Inc. Pacific


By: [SIG]                                 BY: [SIG]
   -----------------------------             -------------------------------

Its: CEO                                  Its:   Vice President
    ----------------------------              ------------------------------

                            CONSENT OF MASTER LESSOR

        The undersigned is the Master Lessor named in the foregoing Sublease. The undersigned, as Landlord under the Master Lease, hereby consents to the Sublease Form and the foregoing Addendum to Sublease ("Addendum") on the terms set forth therein; provided that at all times during the term of the Sublease and the New Lease (as hereinafter defined) each policy of insurance obtained by Sublessee pursuant to Article 6.03 of the Master Lease shall (1) be issued by an insurance company reasonably satisfactory to Master Lessor (provided that Master Lessor has agreed that Chubb Insurance Company is a satisfactory issuer), (2) name Pleasanton Willow Partners and each of its partners as a primary, additional insured, and (3) include a provision stating that such policy will not be canceled unless notice thereof has been given to Master Lessor not less than fifteen (15) days prior to cancellation.

        Sublessor expressly consents to Paragraph 7(b) of this Addendum as well as any further assignment of the Sublease or sub-subletting of the Premises by Sublesee pursuant to said Paragraph 7(b), and no further consent of Master Lessor shall be required in connection with Sublessee's exercise of its rights under said Paragraph 7 so long as Sublessee is riot in default of its obligations under the Sublease at the time of such exercise. Sublessor further agrees that it shall have no right to withhold its consent to any sub-sublease of the Premises during the term of the Sublease (or to any sublease of the Premises during the term of the New Lease) so long as (1) Sublessee is not in default of its obligations under the Sublease (or the New Lease) at the time of such sub-sublease (or sublease), (2) Sublessee remains liable for the performance of all obligations Sublessee under the Sublease (or the New Lease), and (3) the sub-sublessee (or the sublessee) does not, by the nature of its activities in the Premises, either increase the cost of insuring the Building or present an increased risk of Hazardous Materials contamination of the Premises, the Building, or the Lot.

        In addition, by executing this instrument, Master Lessor expressly agrees to the provisions of Paragraphs 4(iii), 5(ii), 6(i), 6(ii), 8, 9, 10(ii), 10(iii), and 12 of this Addendum, and said Paragraph 10(iii) of this Addendum shall constitute a three party agreement binding among and inuring to the benefit of Sublessor, Sublessee, and Master Lessor. This Consent does not constitute consent to any further sublease of the Master Premises and/or the Premises except by Sublessee pursuant to Paragraph 7(b) of this Addendum. As between Master Lessor and Sublessor, nothing contained in the Sublease or in the Addendum shall be deemed to release Sublessor from its primary liability to Master Lessor under the Master Lease.

        In connection with giving its consent to the Sublease, Master Lessor hereby agrees to lease the Premises directly to Sublessee on the terms set forth in the Sublease (with Master Lessor, as 'Landlord," having all the rights of Sublessor against Sublessee and having all of the obligations of Sublessor in favor of Sublessee and all of the obligations of Master Lessor in favor of Sublessor, and with Sublessee, as "Tenant," having all of the rights and obligations of Sublessee) except as set forth in the following subparagraphs (i) through (xi):

                                          "EXHIBIT "B"

      (i) The initial term (the "Initial Term") of the lease between Master Lessor and Sublessee (the "New Lease") will commence on the day immediately following the Sublease Expiration Date or any earlier termination of the Master Lease, and will expire on May 31, 2003; subject to the First Extension Option, the Second Extension Option, the Third Extension Option, the Fourth Extension Option, and the Early Termination Right (each as described below).

      (ii) The Base Rent for the entire Initial Term of the New Lease shall be equal to Forty-Two Thousand Dollars ($42,000) per month, and as Additional Rent, Sublessee shall continue to pay increases in Sublease Expenses over the Sublease Expense Base.

      (iii) Sublessee shall have the exclusive right and option (the "First Extension Option"), which Sublessee must exercise, if at all, by giving written notice to Master Lessor at least 180 days prior to the expiration of the Initial Term, to extend the term of the New Lease beyond the Initial Term for a period of two (2) years ("First Extended Term") on all of the terms set forth in the New Lease, except that the aggregate of the rent and other amounts payable to Master Lessor shall be fixed for the entire First Extended Term at an amount equal to ninety-five percent (95%) of then current fair market rent for renewals by tenants of similar credit and similar facilities within the Tri-Valley market area, taking into account all relevant factors affecting the determination of rent, but the value of all tenant improvements installed in the Premises (other than those funded by Master Lessor) shall be excluded from consideration of fair market rent; and if Sublessee and Master Lessor do not agree upon the fair market rent for the Premises in accordance with the foregoing criteria within fifteen (15) days following Sublessee's exercise of the First Extension Option, the provisions set forth in subparagraphs (a) and (b) below shall apply. Notwithstanding the foregoing, any purported or attempted exercise of the First Extension Option shall be ineffective and of no force or effect if an Event of Default (as hereinafter defined) exists at the time of such purported or attempted exercise thereof. As used herein, the term Event of Default shall mean that Sublessee has failed to perform a material obligation under the New Lease, and has not remedied such failure following receipt of written notice of such default from Master Lessor.

               (a) If Sublessee and Master Lessor do not agree upon the fair market rent for the Premises within fifteen (15) days following Sublessee's exercise of the First Extension Option, each party shall, within thirty (30) days following Sublessee's exercise of the First Extension Option, appoint a real estate appraiser who shall be a member of the American Institute of Real Estate Appraisers ("AIREA") and shall be experienced in the appraisal of rental value for comparable properties in the Tri-Valley market area, and such appraisers shall each determine the fair market monthly Tent for the Premises taking into account all relevant factors affecting the determination of rent; provided, however, that in their determination of fair market rent the appraisers shall not take into account the added value, if any, attributable to tenant improvements installed in the Premises (other than those funded by Master Lessor) as compared to what would have been the fair market rent for the

     Premises absent such improvements. Such appraisers shall, within forty-five
     (45) days after their appointment, complete their appraisals and submit their appraisal reports to Master Lessor and Sublessee. If the fairmarket monthly rent of the Premises established in the two (2) appraisals varies by ten percent (10%) or less of the higher rental, the average of two shall be multiplied by 95% and the resulting product shall be the rent for the Premises for the First Extended Term. If said fair market monthly Base Rent varies by more than ten percent (10%) of the higher rental, said appraisers, within ten (10) days after submission of the last appraisal, shall appoint a third appraiser who shall be a member of the AIREA and who shall be similarly qualified and experienced. Such third appraiser shall, within forty-five (45) days after his appointment, determine by appraisal the fair market monthly rent of the Premises, taking into account the same factors referred to above and submit his appraisal report to Master Lessor and sublesee. The fair market monthly rent determined by the third appraiser for the Premises shall be averaged with whichever of the other two appraised values is closest to that determined by the third appraiser, and said average shall be multiplied by 95% and the resulting product shall be the rent for the Premises for the First Extended Term. If either Master Lessor or Sublessee fails to appoint an appraiser, or if an appraiser appointed by either of them fails, after his appointment, to submit his appraisal within the required period in accordance with the foregoing, the appraisal submitted by the appraiser properly appointed and timely submitting his appraisal shall be controlling. If the two appraisers appointed by Master Lessor and Sublessee are unable to agree upon a third appraiser within the required period in accordance with the foregoing, application shall be made within twenty (20) days thereafter by either Master Lessor or Sublessee to the AIREA, which shall appoint a member of said institute willing to serve as appraiser. Each party shall bear the cost of the appraiser appointed by such party, and the cost of the third appraiser, if any, shall be borne equally by Master Lessor and Sublessee.

          (b) Notwithstanding anything in the foregoing subparagraph (a) or any other provision of the New Lease to the contrary, if the fair market rent for the Premises as determined by appraisal for the First Extended Term is not acceptable to Sublesee, Sublessee shall be entitled to rescind its exercise of the First Extension Option by notifying Master Lessor in writing of said rescission within ten (10) business days of receiving notification of the appraisers' final determination of fair market rent, and if Sublessee rescinds its exercise of the First Extension Option, Sublessee shall pay the costs of all appraisals and the term of the new lease shall expire on the later of (1) May 1, 2003, or (2) the expiration of one hundred twenty (120) days following Sublessee's delivery of its notice of rescission of the First Extension Option, and if the term continues after May 1, 2003, the rent payable for the period between May 1, 2003 and the expiration of the term of the New Lease shall be equal to ninety-five percent (95%) of the fair market rent for the Premises as determined by the appraisers. If Sublessee fails to notify Master Lessor in writing of said rescission within said ten (10) day period, Tenant shall be deemed to have accepted the appraisers' determination of fair market rent.

     (iv) Provided that Sublessee has previously exercised the First Extension Option, Sublessee shall have the exclusive right and option (the "Second Extension Option") to extend the term of the new lease for a period of one (1) year following the expiration of the First Extended Term (the "Second Extended Term") on all of the terms set forth in the New Lease, except that the aggregate of the rent and other amounts payable to Master Lessor for each month of the Second Extended Term shall be equal to aggregate of the rent and other amounts payable to Master Lessor during each month of the First Extended Term multiplied by a fraction, the numerator of which is the Index (as hereinafter defined) most recently published as of the commencement of the Second Extended Term, and the denominator of which is the Index most recently published as of the commencement of the First Extended Term. As used herein, the "Index" shall mean the Consumer Price Index for All Urban Consumers, for San Francisco-Oakland-San Jose Metropolitan Area (1982-84=100), as published by the United States Department of Labor Statistics. Sublessee must exercise the Second Extension Option, if at all, by giving written notice to Master Lessor at least 180 days prior to the expiration of the First Extended Term; provided that any purported or attempted exercise of the Second Extension Option shall be ineffective and of no force or effect if an Event of Default exists at the time or such purported or attempted exercise thereof.

     (v) Provided that Sublesee has previously exercised the First Extension Option and the Second Extension Option, Sublessee shall have the exclusive right and option (the "Third Extension Option") to extend the term of the new lease for a period of one (1) year following the expiration of the Second Extended Term (the "Third Extended Term") on all of the terms set forth in the New Lease, except that the aggregate of the rent and other amounts payable to Master Lessor for each month of the Third Extended Term shall be equal to aggregate of the rent and other amounts payable to Master Lessor during each month of the Second Extended Term multiplied by a fraction, the numerator of which is the Index most recently published as of the commencement of the Third Extended Term, and the denominator of which is the Index most recently published as of the commencement of the Second Extended Term. Sublessee must exercise the Third Extension Option, if at all, by giving written notice to Master Lessor at least 180 days prior to the expiration of the Second Extended Term; provided that any purported or attempted exercise of the Third Extension Option shall be ineffective and of no force or effect if an Event of Default exists at the time of such purported or attempted exercise thereof.


     (vi) Provided that Sublessee has previously exercised the First Extension Option, the Second Extension Option, and the Third Extension Option, Sublessee shall have the exclusive right and option (the "Fourth Extension Option") to extend the term of the new lease for a period of one (1) year following the expiration of the Third Extended Term (the "Fourth Extended Term") on all of the terms set forth in the New Lease, except that the aggregate of the rent and other amounts payable to Master Lessor for each month of the Fourth Extended Term shall be equal to aggregate of the rent and other amounts payable to Master Lessor during each month of the Third Extended Term multiplied by a fraction, the numerator of which is the Index most recently published as of the commencement of the Fourth Extended Term, and the denominator of which is the Index most recently published as of the commencement of the Third Extended Term. Sublessee must exercise the Fourth Extension Option, if at all, by giving written notice to Master Lessor at least 180 days prior to the expiration of the Third Extended Term; provided that any purported or attempted exercise of the Fourth Extension Option shall be ineffective and of no force or effect if an Event of Default exists at the time of such purported or attempted exercise thereof.

     (vii)  Notwithstanding the foregoing subparagraphs (iii), (iv), (v) and
(vi), the rent for the Premises for the First Extended Term, the Second Extended term, the Third Extended Term, and the Fourth Extended Term shall be not less than Forty-Two Thousand Dollars ($42,000) per month.

     (viii) Sublessee shall have the right (the "Early Termination Right") to terminate the New Lease (during the Initial Term only) by giving nine (9) months prior written notice thereof, and paying to Master Lessor upon such early termination an amount equal to four (4) months of base rent, plus any leasing commissions incurred by Master Lessor in connection with entering into the New Lease that have not been amortized (assuming an interest rate thereon of 9%) during Sublessee's occupancy.

     (ix) The provisions of clause (a) of Paragraph 11 of the Addendum shall, for the purposes of the New Lease, be revised to read as follows: "(a) in the event of any damage to the Premises (or to the Building which impairs the use, occupancy and/or access to the Premises even without actual damage to the Premises) which would require more than one hundred thirty-five (135) days to repair, then Sublessee shall have the right to terminate the Sublease by giving written notice thereof to Sublessor within thirty (30) days following the date of the casualty."

     (x) The provision of clause (ii) of Paragraph 13 of the Addendum shall, for the purposes of the New Lease, be revised to read as follows: "(ii) Sublessee shall not be in default of the Sublease as a result of Sublessee's failure to pay rent or any other sum when due unless Sublessee's failure to pay continues for three (3) business days following Sublessee's receipt from Sublessor of written notice of the delinquency."

     (xi) The provisions of Paragraphs 20 and 21 of the Addendum shall be of no force or effect as between Sublessee and Master Lessor, and the provisions of Articles 6.09 and 16.04 of the Master Lease shall be deemed reinstated in the New Lease.

     This Consent of Master Lessor and the Sublease Form may be executed in counterparts, and transmitted by facsimile by and to each of the parties, and each such counterpart shall be deemed an original, and all of them together shall constitute a single instrument.


Dated: May 17, 1996                          MASTER LESSOR

                                             PLEASANTON WILLOW PARTNERS

                                             By: [SIG]
                                                 -------------------------
                                             Its: Managing General Partner
                                                  ------------------------

     Sublessee hereby agrees to the terms of the New Lease.

Dated: May 21, 1996                          SUBLESSEE

                                             REMEDY CORPORATION

                                             By: [SIG]
                                                 -------------------------
                                             Its: CEO
                                                  ------------------------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


        TIES AGREEMENT, dated the 14th day of May, 1996, is between Berkshire Life Insurance Co. ("Lender") and Remedy Corporation, a California corporation ("Subtenant").

                                   WITNESSETH:

        WHEREAS, Subtenant has entered into a certain sublease dated as of March 29, 1996 (the "Sublease") with Greiner, Inc. Pacific, as Sublandlord and where Pleasanton Willow Partners, a California general partnership is the Landlord ("Borrower), covering the property more fully described in Exhibit A attached hereto and made a part hereof (the "Premises"); and


        WHEREAS, Borrower has given to Lender a deed of trust upon the Premises in the original principal sum of Two Million Three Hundred Thousand and No/100 Dollars ($2,300,000.00) (the "Deed of Trust") which Deed of Trust has been recorded in the Recorder's Office of Alameda County as document Number 95-240328; and

        WHEREAS, Subtenant desire to be assured of continued occupancy of the Premises under the terms of the Sublease in the event that the lien of the Deed of Trust is foreclosed upon;

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The Sublease is and shall be subject and subordinate to the lien and effect of the Deed of Trust insofar as it affects the real and personal property of which the Premises from a part, and to all renewals, modifications, consolidations, replacements and extensions thereof.

2. If Lender takes possession of the Premises as mortgagee-in-possession or forecloses the Deed of Trust or otherwise, Lender agrees not to affect or disturb Subtenant's right to possession of the Premise or any of Subtenant's other rights under the Sublease in the exercise of Lender's rights, except in accordance with the terms of the Sublease.

3. If the Lender succeeds to the interest of Borrower or any other landlord under the Lease or to title to the Premises, Lender and Subtenant hereby agree to be bound to one another under all of the terms, covenants and conditions of the Lease and Sublease. Accordingly, from and after such event, Lender and Subtenant shall have the same remedies against one another for the breach of any agreement contained in the Lease and Sublease as Subtenant and Borrower had before Lender succeeded to the interest of Borrower, provided, however, that:

        (a) Under shall not be bound by any rent or additional rent which Subtenant might have paid for more than the one month in advance to any prior landlord (including Borrower);

        (b) Lender shall not be subject to any offsets or defenses which Subtenant may have against Landlord under the Lease (unless such offsets or defenses are specifically provided for in the Lease, including without limitation, provision regarding Payment of tenant improvement allowances); and

        (c) Lender shall not be liable or responsible for or with respect to the retention, application or return to Subtenant of any security deposit paid to any prior landlord (including the Sublandlord), whether or not still held by such prior Sublandlord, unless Lender has actually received for its own account as landlord the full amount of the security deposit.

4. if any other party acquires title to or the right to possession of the Premises upon the foreclosure of the Deed of Trust, or upon the sale of the Premises by Lender or its successors or assigns after foreclosure or acquisition of title in lieu thereof or otherwise, that Party and Subtenant shall be bound to one another under all of the terms, covenants and conditions of the Lease.

5.      Subtenant hereby represents and covenants:

        (a) that Subtenant is now the sole owner of the subleasehold estate created by the Sublease and shall not hereafter assign the Lease except as permitted by the terms thereof;

        (b) not to seek to terminate the Sublease by reason of any default of Borrower (or the then landlord) without prior written notice thereof to Lender and the lapse thereafter of such time as under the Lease was granted to Borrower to remedy the default, within which time Lender, at its option, may remedy any such default;

        (c) upon the prior written request of Lender, to promptly certify in writing to Lender in connection with any proposed assignment of the Deed of Trust, whether or not any default on the part of Borrower then exists under the Lease or Sublease.

6. Lender agrees that-the Lease provisions regarding damage and destruction and condemnation shall prevail, notwithstanding any provisions in the Deed of Trust or any other document to the contrary.

7. Lender hereby covenants and agrees to and with Subtenant to give Subtenant written notice of any default by Borrower under the Deed of Trust at the time as such notice is given to Borrower.

8. This Agreement shall be binding upon and shall extend to and benefit the successors and assigns of the parties hereto and to the subtenants of Tenant which are permitted under the Lease.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers the day and year first above written.



                                        LENDER: BERKSHIRE LIFE INSURANCE COMPANY

                                        By:/s/ PRESCOTT F. HILL
                                           -------------------------------------
                                        Name: Prescott F. Hill
                                        Title: Vice President



BORROWER: PLEASANTON WILLOW PARTNERS    TENANT: GREINER, INC.


By:/s/  RICHARD W. KARN                 By: /s/ THOMAS M. WINTON
   ---------------------------------       -------------------------------------

Name: Richard W. Karn                   Name:   Thomas M. Winton
     -------------------------------         -----------------------------------

Title: Managing General Partner         Title:  Vice President
      ------------------------------          ----------------------------------


                                        SUBTENANT: REMEDY CORPORATION


                                        By: /s/ LAWRENCE L. GARLICK
                                           -------------------------------------

                                        Name:   Lawrence L. Garlick
                                              ----------------------------------

                                        Title:  Chairman and CEO
                                              ----------------------------------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


        THIS AGREEMENT, dated the 14th day of May, 1996, is between Berkshire Life Insurance Co. ("Lender") and Remedy Corporation, a California corporation ("Subtenant").


                                   WITNESSETH:

        WHEREAS, Subtenant has entered into a certain sublease dated as of March 29, 1996 (the "Sublease") with Greiner, Inc. Pacific, as Sublandlord and where Pleasanton Willow Partners, a California general partnership is the Landlord ("Borrower"), covering the property more fully described in Exhibit A attached hereto and made a part hereof (the "Premises"); and

        WHEREAS, Borrower has given to Lender a deed of trust upon the Premises in the original principal sum of Two Million Three Hundred Thousand and No/100 Dollars ($2,300,000.00) (the "Deed of Trust") which Deed of Trust has been recorded in the Recorder's Office of Alameda County as document Number 95-240328; and

        WHEREAS, Subtenant desire to be assured of continued occupancy of the Premises under the terms of the Sublease in the event that the lien of the Deed of Trust is foreclosed upon;

        NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The Sublease is and shall be subject and subordinate to the lien and effect of the Deed of Trust insofar as it affects the real and personal property of which the Premises from a part, and to all renewals, modifications, consolidations, replacements and extensions thereof.

2. If Lender takes possession of the Premises as mortgagee-in-possession or forecloses the Deed of Trust or otherwise, Lender agrees not to affect or disturb Subtenant's right to possession of the Premise or any of Subtenant's other rights under the Sublease in the exercise of Lender's rights, except in accordance with the terms of the Sublease.

3. If the Lender succeeds to the interest of Borrower or any other landlord under the Lease or to title to the Premises, Lender and Subtenant hereby agree to be bound to one another under all of the terms, covenants and conditions of the Lease and Sublease. Accordingly, from and after such event, Lender and Subtenant shall have the same remedies against one another for the breach of any agreement contained in the Lease and Sublease as Subtenant and Borrower had before Lender succeeded to the interest of Borrower; provided, however, that:

        (a) Lender shall not be bound by any rent or additional rent which Subtenant might have paid for more than the one month in advance to any prior landlord (including Borrower);

        (b) Lender shall not be subject to any offsets or defenses which Subtenant may have against Landlord under the Lease (unless such offsets or defenses are specifically provided for in the Lease, including without limitation, provision regarding payment of tenant improvement allowances); and

        (c) Lender shall not be liable or responsible for or with respect to the retention, application or return to Subtenant of any security deposit paid to any prior landlord (including the Sublandlord), whether or not still held by such prior Sublandlord, unless Lender has actually received for its own account as landlord the full amount of the security deposit.

4. If any other party acquires title to or the right to possession of the Premises upon the foreclosure of the Deed of Trust, or upon the sale of the Premises by Lender or its successors or assigns after foreclosure or acquisition of title in lieu thereof or otherwise, that party and Subtenant shall be bound to one another under all of the terms, covenants and conditions of the Lease.

5.      Subtenant hereby represents and covenants:

        (a) that Subtenant is now the sole owner of the subleasehold estate created by the Sublease and shall not hereafter assign the Lease except as permitted by the terms thereof;

        (b) not to seek to terminate the Sublease by reason of any default of Borrower (or the then landlord) without prior written notice thereof to Lender and the lapse thereafter of such time as under the Lease was granted to Borrower to remedy the default, within which time Lender, at its option, may remedy any such default;

        (c) upon the prior written request of Lender, to promptly certify in writing to Lender in connection with any proposed assignment of the Deed of Trust, whether or not any default on the part of Borrower then exists under the Lease or Sublease.

6. Lender agrees that the Lease provisions regarding damage and destruction and condemnation shall prevail, notwithstanding any provisions in the Deed of Trust or any other document to the contrary.

7. Lender hereby convenants and agrees to and with Subtenant to give Subtenant written notice of any default by Borrower under the Deed of Trust at the time as such notice is given to Borrower.

8. This Agreement shall be binding upon and shall extend to and benefit the successors and assigns of the parties hereto and to the subtenants of Tenant which are permitted under the Lease.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers the day and year first above written.



                                        LENDER: BERKSHIRE LIFE INSURANCE COMPANY

                                        By:/s/ PRESCOTT F. HILL
                                           -------------------------------------
                                        NAME: Prescott F. Hill
                                        TITLE: Vice President



BORROWER: PLEASANTON WILLOW PARTNERS    TENANT: GREINER, INC.


By:/s/  RICHARD W. KARN                 BY: /s/ THOMAS M. WINTON
   ---------------------------------       -------------------------------------

Name: Richard W. Karn                   Name: Thomas M. Winton
     -------------------------------         -----------------------------------

Title: Managing General Partner         TITLE:  VICE PRESIDENT
      ------------------------------          ----------------------------------


                                        SUBTENANT: REMEDY CORPORATION


                                        By: /s/ LAWRENCE L. GARLICK
                                           -------------------------------------

                                        NAME:   Lawrence L. Garlick
                                              ----------------------------------

                                        TITLE: CHAIRMAN AND CEO
                                              ----------------------------------

                           PLEASANTON WILLOW PARTNERS
                  BUILDING AT STONERIDGE DRIVE AND WILLOW ROAD

                          ESTIMATED BUDGET FOR EXPENSES


A. Assessments - 2.357-ac. parcel                        Annual        Monthly
                                                         ------        -------
                                                       $ 43,600       $  3,633


      Hacienda Business Park Owners Association
      North Pleasanton Improvement Districts
           No. 2, Series A
           No. 3, Series A
           No. 3, Series B
North Pleasanton Fire Protection Refund District

B. Estimated Property Taxes                            $ 50,000       $  4,167

C. Insurance:
   Fire, Liability,                                    $  7,800       $    650
   Earthquake, Etc.

D. Operating Expenses

     1. Janitorial, Windows                            $ 28,800       $  2,400
     2. Landscape Maintenance
        Parking Area Sweeping
        Pest Control, Etc.                             $ 12,000       $  1,000
     3. Equipment Maintenance,
        Repair, Etc.                                   $  6,720       $    560
     4. Tenant Improvement,
        Maintenance/Repair Reserve                     $ 14,400       $  1,200
                                                       --------       --------
                                                       $ 61,920       $  5,160
     5. Contingency 10%                                $  6,240       $    520
                                                       --------       --------
                                                       $ 68,160       $  5,680
     6. Administration 10%                             $  6,840       $    570
                                                       --------       --------
                                                       $ 75,000       $  6,250

     GRAND TOTAL                                       $176,400       $ 14,700

                              STANDARD FORM LEASE
                               (MULTI-OCCUPANCY)


     THIS LEASE ("Lease"), dated November 16, 1989, is made by and between Pleasanton Willow Partners ("Landlord"), a partnership and Bissell & Karn, Inc. ("Tenant"), a corporation.

1. DEFINED TERMS, TABLE OF CONTENTS, EXHIBITS, PREMISES AND LANDLORD'S RESERVED RIGHTS

     1.01 Defined Terms.

Landlord:           Pleasanton Willow Partners

Landlord's Address: 7 Twelve Oaks Drive
                    Pleasanton, CA 94588

Tenant:             Bissell & Karn, Inc.

Tenant's Address:   2551 Merced Street (current)  5890 Stoneridge Drive (Future)
                    San Leandro, CA 94577         Pleasanton, CA 94588

Legal Description of Land:    See Exhibit A attached hereto.

     Approximately 102,700 sq. ft. site area depicted and described in Exhibit A and located at the southeast corner of Stoneridge Drive and Willow Road, Pleasanton, CA.

Building:

     30,000 sq. ft. building designated Building A on Exhibit A.

Premises: See Exhibit A.

     30,000 sq. ft. of the above noted building.

Rentable Square Feet of the Premises:   30,000 sq. ft.

Rentable Square Feet of the Building:   30,000 sq. ft.

Tenant improvements for the rentable area shall not exceed $25.00/sq. ft. for a total allowance of $750,000.00. Any cost for tenant improvements, which shall include improvements for all working areas, lavatories, kitchen and lunchroom areas between the finished exterior walls and outside of the core stair and elevator areas, which shall exceed the total allowance shall be paid by Bissell & Karn, Inc.

Premises Address:

     Street Address:     5890 Stoneridge Drive,

     City and State:     Pleasanton, CA 94588

     County:             Alameda County

Term: Ten (10) years

Scheduled Commencement Date: September 1, 1990

Annual Base Rent:  Three Hundred Ninety Six Thousand and no/100 Dollars
                   ($396,000.00)

Monthly Base Rent: Thirty-three Thousand and no/100 Dollars ($33,000.00)

Rent Escalations: The Monthly Base Rent shall remain fixed for 30 months from the Schedule Commencement Date through February 28, 1993. Beginning March 1, 1993, and for each 30 month period thereafter, the Monthly Base Rent shall be adjusted in accordance with Paragraph 4.02. The minimum Monthly Base Rent effective March 1, 1993 shall be $36,407.00 and shall remain fixed through August 31, 1995. On September 1, 1995, the minimum Monthly Base Rent shall be $40,165.00 and shall remain fixed through February 1998. On March 1, 1998 the minimum Monthly Base Rent shall be $44,311.00 and shall be fixed through August 31, 2000.

Prepaid Rent: -0-

Security Deposit: $33,000.00

Tax and Assessments Base: -0-

Tenant's Share of Tax and Assessments Expenses: 100%

Insurance Base: -0-

Tenant's Share of Insurance Expenses: 100%

Tenant's Share of Operating Expenses: 100%

Permitted Uses: Professional Design, Surveying and Management Services

Date of Recordation of Declaration of Covenants, Conditions and Restrictions:


Notices:  Landlord:                          Tenant:

          Pleasanton Willow Partners         Bissell & Karn, Inc.
          7 Twelve Oaks Drive                5890 Stoneridge Drive
          Pleasanton, CA 94588               Pleasanton, CA 94588

Broker:

Broker's Fee or Commission, if any, paid by:

Parking Spaces:

Riders to Lease:

     The foregoing provisions constitute the defined terms ("Defined Terms"). Each reference in this Lease to Article 1.01 or the Defined Terms shall be construed to incorporate the applicable Defined Terms in this Article 1.01.

"LANDLORD"                                   "TENANT"

PLEASANTON WILLOW PARTNERS                   BISSELL & KARN, INC.

By [SIG]                                     By [SIG]
   -----------------------                      -----------------
   Its  Partner                                 Its  President
        ------------------                           ------------
By [SIG]                                     By [SIG]
   -----------------------                      -----------------
   Its  Partner                                 Its  Secretary
        ------------------                           ------------

3.   TERM

     The term shall commence on the earliest of the following dates ("Commencement Date"): (a) the Scheduled Commencement Date, as may be extended;
(b) the date when the Premises are Ready for Occupancy (but only if Landlord constructs Tenant Improvements in the Premises); or (c) the date when Tenant occupies the Premises. The Term shall end after the expiration of the Term described in Article 1.01.

4.   RENT

     4.01 Base Rent. The annual base rent ("Base Rent") shall be the sum of the Annual Base Rent set forth in Article 1.0 payable in equal monthly installments equal to the Monthly Base Rent set forth in Article 1.01. Tenant shall pay the Monthly Base Rent to Landlord in advance upon the first day of each calendar month of the Term, at Landlord's address or at such other place designated by Landlord in a notice to Tenant, without any prior demand therefor and without any deduction, abatement or setoff whatsoever. If the Term shall commence or end on a day other than the first day of a calendar month, then Tenant shall pay, upon the Commencement Date and first day of the last calendar month, a pro rata portion of the Monthly Base Rent prorated on a per diem basis, with respect to the portions of the fractional calendar month included in the Term. Upon executing this Lease, Tenant shall pay the first full month's Monthly Base Rent owing hereunder along with Tenant's Security Deposit provided in Article 4.05 below.

     4.02. Escalation. The Base Rent shall be adjusted during the Term as provided in Article 1.01 in accordance with the increase in the Consumer Price Index ("CPI") for All Urban Consumers, All Items, for the San Francisco-Oakland Metropolitan Area, as published by the Bureau of Labor Statistics of the U.S. Department of Labor, using the year 1967 as a base of 100, follows: (a) the CPI published for the month nearest preceding the month in which the Term commences shall be the Base Index, (b) at the adjustment date the Base Rent shall be adjusted by multiplying he Base Rent by a factor computed by adding one (1) to a fraction, the numerator of which shall be the difference between the CPI for the month nearest preceding the adjustment date and the Base Index, and the denominator of which shall be the Base Index; (c) in no event shall the Base Rent, as adjusted hereunder, be less than that payable during he lease year immediately preceding such adjustment; (d) in the event that there is change in the method of calculation of the CPI, Landlord shall, at Landlord's option, be permitted to make such adjustment as may be necessary in order to approximate the result that would have occurred had there been no change in the method of calculating the CPI; and (e) if it becomes impossible to make the adjustment provided in (d) above, or if the CPI fails to exist then the CPI shall be replaced by such other index selected by Landlord as may be generally recognized as a successor index, or if none, then any other reasonable index which Landlord may select. Nevertheless, the adjusted Base Rent shall be increased at the adjustment date by a minimum of four percent (4%) per year cumulative over the initial Base Rent.

     4.03. Additional Rent and Estimated Payments. "Additional Rent" shall include all monies, except for Base Rent, required to be paid by Tenant to Landlord under the Lease, including without limitation, any late payments, interest, and payment required to be made by Tenant to Landlord on account of costs incurred by Landlord for Tax Expenses, Insurance Expenses, and Operating Expenses. Tenant shall pay Additional Rent within five (5) days after written notice from Landlord. "Rent" shall mean Base Rent and Additional Rent. Prior to the commencement of each of Landlord's accounting years of the Term, Landlord shall estimate the Additional Rent payable by Tenant pursuant to this provision and Tenant shall pay to Landlord on the first of each month in advance, one-twelfth (1/12) of Landlord's estimated amount. At the end of each year there shall be an adjustment made to account for any difference between the actual and the estimated Additional Rent for the previous year. If Tenant has overpaid the amount of Additional Rent owing pursuant to this provision, Landlord shall credit Tenant the amount of such overpayment in determining Tenant's estimated payments for the following lease year; provided, that in the case of overpayment for the final lease year of the Term, Landlord shall refund such overpayment to Tenant within thirty (30) days after the end of Landlord's accounting year. If Tenant has underpaid the amount of Additional Rent owing pursuant to this provision, Tenant shall pay the amount of such underpayment to Landlord, as Additional Rent, within thirty (30) days after the end of Landlord's accounting year. In the event the Building is not fully occupied during any year of the Term, an adjustment shall be made in computing Operating Expenses for such year so that the same shall be computed for such year as though the Building had been fully occupied during such year.

     4.04 Interest and Late Charge. If any installment of Rent is not paid promptly when due, such amount shall bear interest at the maximum rate permitted by law from the date on which said payment shall be due until the date on which Landlord shall receive said payment regardless of whether or not a notice of default or notice of termination has been given by Landlord. In addition, Tenant shall pay Landlord a late charge of ten percent (10%) of the amount delinquent. Landlord and Tenant recognize that the damage which Landlord shall suffer as a result of Tenant's failure to pay Rent is difficult to ascertain, said late charge being the best estimate of the damage which Landlord shall suffer in the event of Tenant's late payment. This provision shall not relieve Tenant of Tenant's obligation to pay Rent at the time and in the manner herein specified.

     4.05 Security Deposit. Upon execution of this Lease, Tenant shall deposit the Security Deposit in cash with Landlord. The Security Deposit shall secure Tenant's obligation to: (a) pay Rent; (b) maintain the Premises and repair damages thereto; (c) surrender the Premises to Landlord in clean condition and good repair upon termination of this Lease; and (d) discharge Tenant's other obligations hereunder. Landlord may use and commingle the Security Deposit with other funds of Landlord. If Tenant fails to perform any of Tenant's obligations hereunder, Landlord may, but without obligation, apply all or any portion of the Security Deposit toward fulfillment of Tenant's unperformed obligations. If Landlord does so apply any portion of the

Security Deposit. Tenant shall upon depend by Landlord, immediately pay Landlord sufficient cash to restore the Security Deposit to the full original amount.
The Security Deposit shall not bear interest. Upon termination of this Lease, if Tenant has performed Tenant's obligations hereunder, Landlord shall return the Security Deposit to Tenant. If Landlord transfers Landlord's rights under this Lease, Landlord may deliver the Security Deposit to the transferee, whereupon Landlord shall be released from any further liability to Tenant with respect to the Security Deposit.

5.   REAL PROPERTY TAXES

     5.01. Tenant's Obligations. Tenant shall pay to Landlord, pursuant to the terms of Article 4.03, Tenant's Share of Tax Expenses multiplied by the amount, if any, by which the Tax Expenses in each of Landlord's accounting years of the Term exceeds the Tax Base. "Tax Expenses" shall include the sum of the following: all real estate taxes and other taxes relating to the Premises, Building and Lot (collectively "Property"), assessments, governmental charges, fees and levies, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services or benefits (collectively "Tax Expenses") and all other fees or taxes which may be levied in lieu of any of the above, which are assessed, levied, confirmed, imposed or become a lien upon the Property, or become payable during the Term; provided, however, that:

          (a)  The amount owed by Tenant for Tax Expenses, as set forth in this
     Article 5.01, shall be prorated between Landlord and Tenant so that Tenant shall pay that portion which the part of such period within the Term bears to the entire period; and

          (b) Any sum payable by Tenant, which would not otherwise be due until after the date of the termination of this Lease, shall be paid by Tenant to Landlord upon such termination.

     5.02. Limitation. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate, inheritance, succession or transfer tax of Landlord, or any income, profits or revenue tax or charge, upon the net income of Landlord; provided, however, that if under the laws of the United States Government or the state in which the Property is located, or any political subdivision thereof, a tax or excise on rent, or any other tax however described, is levied or assessed by any such political body against Landlord on account of rentals payable to Landlord from the Property, Tenant shall pay Tenant's proportionate share of such tax or excise on rent, as Tenant's proportionate share is reasonably determined by Landlord.

     5.03. Personal Property Taxes. Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, inventories, and other personal property located on the Property.

6.   INSURANCE

     6.01. Tenant's Obligations. Tenant shall pay to Landlord, pursuant to the terms of Article 4.03, Tenant's Share of Insurance Expenses multiplied by the amount, if any, by which the Insurance Expenses in each of Landlord's accounting years of the Term exceed the Insurance Base. "Insurance Expenses" shall include the cost of all premiums for insurance maintained by Landlord on or related to the Property, including without limitation, the cost of premiums for insurance maintained under Articles 6.02, 6.05, and 6.10. The amount owed by Tenant for Insurance Expenses, as set forth in this Article 6.01, shall be prorated between Landlord and Tenant so that Tenant shall pay that proportion which the part of such period within the Term bears to the entire period.

     6.02. Property. During the Term, Landlord shall procure and maintain in full force and effect with respect to the Building, a policy or policies of all risk insurance (including sprinkler leakage coverage and any other endorsements required by the holder of any fee or leasehold mortgage) in an amount equal to at least eighty percent (80%) of the full insurance replacement value (replacement cost new, including debris removal, and demolition) thereof. If the annual premiums charged Landlord for such casualty insurance exceed the standard premium rates because the nature of Tenant's operations results in increased exposure, then Tenant shall, upon receipt of appropriate premium invoices, reimburse Landlord for such increased amount. During the Term, Tenant shall maintain in full force and effect a similar policy of insurance with respect to all tenant improvements owned by Tenant (but not with respect to those owned by Landlord) pursuant to the terms of this Lease, insuring one hundred percent (100%) of the full replacement value of said tenant improvements.

     6.03. Liability. Tenant shall, at Tenant's sole expense, maintain in full force a policy or policies of comprehensive public liability insurance, written by an insurance company approved by Landlord and in the form customary to the locality in which the Property is located, insuring Tenant's activities and those of Tenant's employees, agents, licensees and invitees with respect to the Property against loss, damage or liability for personal injury or death of any person or loss or damage to property occurring on the Property or as a result of occupancy of the Property in amounts of not less than: (a) Personal injury per person: One Million and No/100 Dollars ($1,000,000.00); (b) Personal injury per occurrence: One Million and No/100 Dollars ($1,000,000.00); and (c) Property damage: Five Hundred Thousand and No/100 Dollars ($500,000.00). If Tenant has in full force and effect a blanket policy of liability insurance with the same coverage for the Property as described above, as well as coverage of other premises and properties of Tenant, or in which Tenant has some interest, such blanket insurance shall satisfy the requirements hereof.

     6.04. Fire and All Risk Coverage Insurance. Tenant, at Tenant's expense, shall provide and keep in force during the Term of this Lease a policy or policies of all risk insurance covering loss or damage to Tenant's fixtures, equipment and tenant improvements that Tenant has installed at Tenant's sole cost and expense to the Premises, in an amount equal to the full replacement value thereof.

     6.05. Rental Abatement Insurance. Landlord shall maintain in full force and effect rental abatement insurance against abatement or loss of Rent in case of fire or other casualty, in an amount at least equal to the amount of the Rent payable by Tenant during one (1) year next ensuing, as reasonably determined by Landlord.

     6.06. Insurance Certificates. Tenant shall furnish to Landlord on the Commencement Date, and thereafter within thirty (30) days prior to the expiration of each such policy, certificates of insurance issued by the insurance carrier of each policy of insurance carried by Tenant pursuant hereto. Each certificate shall expressly provide that such policies shall not be cancellable or subject to reduction of coverage or otherwise be subject to modification except after thirty (30) days prior written notice to the parties named as insureds in this Article 6.06. Landlord, Landlord's successors and assigns, and any nominee of Landlord holding any interest in the Premises, including, without limitation, any ground lessor and the holder of any fee or leasehold mortgage, shall be named as insureds under each policy of insurance maintained by Tenant.

     6.07. Tenant's Failure. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses and costs resulting from said failure. Tenant shall also be responsible for reimbursing Landlord for any costs incurred by Landlord pursuant to article 16.16. Nothing herein shall be a waiver of any of Landlord's rights and remedies under any other article of this Lease or at law or equity.

     6.08. Waiver of Subrogation. All policies of property and liability coverage insurance which either party obtains in connection with the property shall include a clause or endorsement denying the insurer any rights of subrogation against the other party. Tenant waives any rights of recovery against Landlord for injury or loss due to hazards covered by insurance to the extent of the proceeds recovered therefrom.

     6.09. Indemnification of Landlord. Tenant shall indemnify and hold Landlord and the Premises, Building and Lot harmless from and against: (a) all liabilities, penalties, losses, damages, costs and expenses, demands, causes of action, claims or judgments in connection with any injury to persons or damage to property arising from or growing out of any injury to any person or persons or any damage to any property occurring in, on, or about the Premises, or as a result of any accident or other occurrence occasioned by any act or omission of Tenant, Tenant's officers, employees, agents, servants, subtenants, concessionaires, contractors, or visitors, or arising from the use, maintenance, occupation or operation of the Premises, Building, Common Area, and Lot; and (b) all legal costs and charges, including reasonable attorneys' fees, in connection with such matters and the defense of any action arising out of the same or in discharging the Property from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of Tenant; provided, however that Tenant shall not indemnify Landlord or any injury or damage arising as the result of Landlord's willful misconduct.

     6.10. Earthquake and Flood Insurance. In addition to any other insurance policies carried by Landlord in connection with the Building, Landlord may elect to procure and maintain in full force and effect during the Term, with respect to the Building, a policy of earthquake/volcanic action and flood and/or surface water insurance, in an amount not to exceed one hundred percent (100%) of the full insurance replacement value (including debris removal and demolition) of the Building, including rental value insurance against abatement or loss of rent in the case of damage or loss covered under such earthquake/volcanic and flood and/or surface water insurance.

7.   OPERATING EXPENSES, REPAIRS AND MAINTENANCE.

     7.01. Operating Expenses. Tenant shall pay to Landlord, pursuant to the terms of Article 4.03, all Operating Expenses incurred by landlord. "Operating Expenses" shall include all reasonable and necessary expenses, unless expressly excepted in this Article 7.01, incurred by Landlord for the administration, management, cleaning, maintenance, painting and repair of the Property (including without limitation, the Common Area). Operating Expenses shall include, without limitation: Landlord's administrative charge of ten percent (10%), and the cost of utilities relating to the Property that are not separately metered to the Premises. Operating Expenses shall not include Insurance Expenses and Tax Expenses.

     7.02. Tenant Repairs and Maintenance. Tenant shall, at Tenant's sole expense, keep, maintain, repair and replace the Premises and all doors, subfloors and floor coverings, including all plumbing, electrical wiring, ceilings, interior walls, interior surfaces of exterior walls, signs, all heating and air conditioning systems, all fire sprinkler systems, all skylights, and other fixtures and equipment in good repair and in a clean and safe condition, casualties covered by insurance excepted to the extent of proceeds received. Tenant shall, at Tenant's sole expense, immediately replace all broken glass, including skylights, in the Premises with glass equal to the specification and quality of the original glass. Tenant shall, at Tenant's sole expense, enter a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment in the Premises. In the event Tenant fails to enter such a maintenance/service contract, Landlord shall be entitled to enter such a contract, and Tenant shall pay to Landlord as Additional Rent, as upon demand by Landlord, any costs incurred by Landlord in producing such a contract. Tenant shall, at Tenant's sole expense, repair any area damaged by Tenant, Tenant's agents, employees and visitors, provided that Tenant obtains Landlord's prior approval with respect to the method and quality of such repair. Tenant hereby waives the provisions of California Civil Code Sections 1941 and 1942 and any similar or successor laws, to the extent applicable, regarding Tenant's right to terminate this Lease or make repairs and deduct the cost thereof from Rent. All repairs shall be completed by contractors approved by Landlord. Any replacements required of Tenant shall be made with equipment and/or materials equal to the specification and quality of the original. Tenant shall install rug protectors in all carpeted areas in which desk chairs are located. Any damage to the asphalt of the parking areas resulting from Tenant's use of forklifts or other equipment shall be repaired by Landlord at Tenant's sole cost and expense.

     7.03. Landlord Repair and Maintenance. Landlord shall, at Landlord's expense, after written notice from Tenant, repair in a prompt and diligent manner any damage to structural portions of the Premises and the roof of the Building. In the event Landlord elects, in Landlord's sole discretion, to replace the roof or to paint the exterior walls of the Building, such replacement or painting shall be at Landlord's sole expense. However, if such damage is caused or such replacement or painting is made necessary by an act or omission of Tenant, then Tenant shall reimburse Landlord for Landlord's expense in performing such repairs, replacements, or painting. There shall be no abatement of Rent during the performance of any work described in this Article
7.03. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises, nor for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord. Tenant waives any right to repair at the expense of Landlord under any law, regulation, statute, or ordinance, now or hereafter in effect.

     7.04. Inspection of Premises. Landlord may enter the Premises at reasonable times upon advance notice to Tenant in order to inspect the same, to inspect the performance by Tenant of the terms and conditions hereof, to affix reasonable signs and displays and to show the Premises to prospective purchasers, tenants and lenders. There shall be no abatement of Rent for any such entry of the Premises.

     7.05. Liens. Tenant shall promptly pay and discharge all claims for labor performed, supplies furnished and services rendered at the request of Tenant and shall keep the Property free of all mechanic's and materialmen's liens in connection therewith. Landlord shall have the right to post on the Property, or in the immediate vicinity thereof, notices of non-responsibility for any construction, alteration or repair by Tenant on the Property. If any such lien is filed, Landlord may, but shall not be required to, take such action as may be necessary to remove such lien, and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the maximum legal rate from the date of expenditure.

8.   ALTERATIONS

     8.01. Fixtures and Personal Property. Tenant, at Tenant's sole expense, may install necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and removable without structural damage to the Building. Landlord reserves the right to approve or disapprove curtains, draperies, shades, paint and other interior improvements visible from outside the Premises on wholly aesthetic grounds. Landlord may remove or replace such items at Tenant's sole expense if Tenant fails to obtain Landlord's written approval prior to installation. Said trade fixtures, equipment and furniture shall remain Tenant's property and shall be removed by Tenant prior to expiration of the Term or earlier termination of this Lease. Upon Landlord's prior written approval, Tenant may install temporary improvements in the interior of the Premises, provided that such temporary improvements are installed and removable without structural damage to the Building. Such temporary improvements shall remain Tenant's property and shall be removed by Tenant on expiration of the Term or earlier termination of this Lease. Tenant shall assume the risk of damage to any of Tenant's fixtures. Tenant shall repair, at Tenant's sole expense, all damage caused by the installation or removal of trade fixtures, equipment, furniture or temporary improvements. If Tenant fails to remove the foregoing items on termination of this Lease, Landlord may keep and use them or remove any of them and cause them to be stored or sold in accordance with applicable law, at Tenant's sole expense.

     8.02. Alterations. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises, either at the inception of this Lease or subsequently during the Term, without obtaining the prior written consent of Landlord. With respect to any alterations, additions, or improvements approved by Landlord, Tenant shall, at Landlord's election, remove such alterations, additions or improvements at Tenant's expense prior to expiration of the Term and repair any damage caused by said removal. Tenant shall deliver to Landlord full and complete plans and specifications of all such alterations, additions or improvements, and no such work shall be commenced by Tenant until Landlord has given its written approval thereof. Landlord does not expressly or implicitly covenant or warrant that any plans or specifications submitted by Tenant are safe or that the same comply with any applicable laws, lawful ordinances, etc. Further, Tenant shall indemnify and hold Landlord harmless from any loss, cost or expense, including attorneys' fees and costs, incurred by Landlord as a result of any defects in design, materials or workmanship resulting from Tenant's alterations, additions or improvements to the Premises. All alterations, additions and improvements shall remain the property of Tenant until termination of this Lease, at which time they shall be and become the property of Landlord. All repairs, alterations, additions, and restoration by Tenant hereinafter required or permitted shall be done in a good and workmanlike manner and in compliance with all applicable laws and lawful ordinances, by-laws, regulations and order of any federal, state, county, municipal or other public authority and of the insurers of the Building. Tenant shall not permit liens of any kind to be imposed upon the Premises or Building and Tenant shall discharge of record any such liens within five (5) days after written notice thereof. Tenant shall reimburse Landlord for Landlord's reasonable charges for reviewing and approving or disapproving plans and specifications for any alterations proposed by Tenant. Tenant shall require that any contractors used by Tenant by licensed and carry a comprehensive liability insurance policy covering bodily injury in the amounts of Three Million Dollars ($3,000,000) per person and Three Million Dollars ($3,000,000) per occurrence and covering property damage in the amount of One Million Dollars ($1,000,000). Landlord may require proof of such insurance prior to commencement of any work on the Premises.

9.  UTILITIES AND EASEMENTS

     9.01. Utilities. Tenants shall promptly pay all charges for heat, water, gas, electricity, telephone, sewage, air conditioning, ventilating, refuse and any other utilities or materials used or consumed on the Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute constructive eviction or grounds for rental abatement. If any such utilities are not separately metered, Tenant shall pay a pro rata share, based on use, as determined by Landlord; such expenses shall be an element of Operating Expenses pursuant to the terms of Article 7.01.

     9.02. Easements. Landlord may grant easements on the Lot and dedicate for public use portions of the Lot without Tenant's consent; provided that no such grant or dedication shall substantially interfere with Tenant's use of the Premises. Upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord documents, instruments, maps and plats necessary to effectuate Tenant's covenants hereunder.

10.  USE OF PREMISES

     10.01 General. The Premises shall be used for the Permitted Uses, consistent with the Declaration of Covenants, Conditions and Restrictions and any supplement thereto. By entering the Premises, Tenant accepts the Premises in the condition existing as of the date of such entry, subject to all applicable municipal, country, state and federal statutes, laws and ordinances, including zoning ordinances and regulations governing and relating to the use, occupancy and possession of the Premises (collectively "Regulations"). Tenant shall, at Tenant's sole expense, comply with all Regulations now in force or which may hereafter be in force relating to the Premises and the use of the Premises, and Tenant shall secure any permits therefor. Furthermore, Tenant agrees, by Tenant's entry, that Tenant has conducted an investigation of the Premises and the acceptability of the Premises for Tenant's use, to the extent that such investigation might affect or influence Tenant's execution of this Lease. Tenant acknowledges that Landlord has made no representations or warranties in connection with the physical condition of the Premises or Tenant's use of the same upon which Tenant has relied directly or indirectly for any purpose. Tenant shall not commit waste, interfere with any other tenants in the Building, overload the floors or structure of the Building, subject the Premises to any use which would damage the Premises or raise or violate any insurance coverage required by this Lease or take any action that would impair parking or alter parking spaces. Tenant shall strictly comply with all statutes, laws, ordinances, rules, regulations, and precautions now or hereafter mandated or advised by any federal, state, local or other governmental agency with respect to the use, generation, storage, or disposal of hazardous, toxic, or radioactive materials (collectively, "Hazardous Materials"). As herein used, Hazardous Materials shall include, but not be limited to, those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as amended from time to time, and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," (toxic substances," or other similar designations in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et. seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the California Health and Public Safety Code Section 25117 and any other governmental statutes, laws, ordinances, rules, regulations, and precautions. Tenant shall not cause, or allow anyone else to cause, any Hazardous Materials to be used, generated, stored, or disposed of on or about the Premises, Lot, or Building without the prior written consent of Landlord, which consent may be withheld in the sole discretion of Landlord, and which consent may be revoked at any time. Tenant's indemnification of Landlord pursuant to Section 6.09, above, shall extend to all liability, including all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming under Tenant, including, without limitation, the cost of any required or necessary repair, cleanup, or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Lease, to the full extent that such action is attributable, directly or indirectly, to the use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming under Tenant. Neither the written consent by Landlord to the use, generation, storage, or disposal of Hazardous Materials nor the strict compliance by Tenant with all statutes, laws, ordinances, rules, regulations, and precautions pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification pursuant to this subsection. Tenant's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

     10.02. Signs. Any sign placed by Tenant on the Premises, except in the interior of the Premises, shall contain only Tenant's name and no advertising material. No signs shall be placed on the exterior of the Premises without Landlord's written approval of the location, material, size, design and content thereof nor without Tenant's obtaining any necessary permit therefor. If Landlord installs a sign for Tenant, Tenant shall reimburse Landlord for any costs incurred by Landlord within five (5) days of demand by Landlord. Tenant shall remove any sign upon termination of this Lease and shall return the Premises to their condition prior to the placement of said sign.

    10.03. Parking. Landlord shall not be liable to Tenant nor shall this Lease be affected if any parking is impaired by moratorium, initiative, referendum or Regulation. Any monetary obligations imposed relative to parking rights with respect to the Premises shall be considered as Real Property Taxes and shall be paid by Tenant under Article 5. Landlord grants Tenant the right to use the number of parking spaces located in the parking areas adjoining the Premises as set forth in Article 1.01, with the specific parking spaces and the rules regulating the use thereof to be designated, from time to time, by Landlord. Tenant shall not use the areas outside of the Premises for the placement of dumpsters, refuse collection, outdoor storage or parking of cars and/or trucks which are not in working order.

11. DAMAGE AND DESTRUCTION

    11.01. Reconstruction. If the Building is damaged or destroyed, Landlord shall, except as hereinafter provided, diligently repair or rebuild the Building to substantially the condition in which the Building existed immediately prior to such damage or destruction, provided that insurance is available to pay one hundred percent (100%) or more of the cost of such restoration, excluding the deductible amount. Tenant shall repair any damage which is estimated in good faith by Landlord to be less than the deductible amount under any applicable insurance policy of Landlord; provided, however, that such deductible amount shall not exceed Ten Thousand Dollars ($10,000.00). Landlord shall reimburse Tenant upon written demand for expenses incurred by Tenant in such repair work to the extent of any proceeds received by Landlord from the insurance described in Article 6.02. Landlord shall not be obligated to repair any improvements made or paid for by Tenant.

    11.02. Rent Abatement. Rent shall be abated proportionately, but only to the extent of any proceeds received by Landlord from rental abatement insurance described in Article 6.05, during any period when, by reason of such damage or destruction, Landlord reasonably determines that there is substantial interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Premises. Such abatement shall commence upon the date of such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to do. If Landlord reasonably determines that continuation of business is not practical pending reconstruction, Base Rent shall abate to the extent of proceeds from rental abatement insurance until reconstruction is substantially completed or until business is totally or partially resumed, whichever occurs earlier.

    11.03. Option to Terminate. If the Building is damaged or destroyed to the extent that Landlord determines that the Building cannot, with reasonable diligence, be fully repaired or restored by Landlord within one hundred eighty
(180) days after the date of the damage or destruction, notwithstanding the fact that the Premises have not been damaged or destroyed, the sole right of both Landlord and Tenant shall be the option to terminate this Lease. Landlord's determination with respect to the extent of damage or destruction shall be conclusive on Tenant. Landlord shall notify Tenant of Landlord's determination, in writing, within thirty (30) days after the date of the damage or destruction. If Landlord determines that the Building can be fully repaired or restored within the one hundred eighty (180) day period, or if Landlord determines that such repair or restoration cannot be made within said period but neither party elects to terminate within thirty (30) days from the date of said determination, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible.

    11.04 Uninsured Casualty. In the event the Building is damaged or destroyed and is not fully covered by the insurance proceeds received by Landlord under the insurance policies required under Article 6.02, Landlord may terminate this Lease by written notice to Tenant given within thirty (30) days after the date of notice to Landlord that said damage or destruction is not so covered. If Landlord does not elect to terminate this Lease, the Lease shall remain in full force and effect, and the Building shall be repaired and rebuilt in accordance with the provisions for repair set forth in Article 11.01.

    11.05. Waiver. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair under the terms of this Article 11, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law to tenants, including, without limitation, any rights arising pursuant to California Civil Code Sections 1932 and 1933.

12. EMINENT DOMAIN

     12.01. Total Condemnation. If all of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation, for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the date of title vesting in such proceeding, and Rent shall be adjusted to the date of termination. Tenant shall immediately notify Landlord of any such occurrence.

     12.02. Partial Condemnation. If any portion of the Premises if Condemned, and such partial condemnation renders the Premises unusable for Tenant's business, as reasonably determined by Landlord, or if a substantial portion of the Building is Condemned as reasonably determined by Landlord, this Lease shall terminate as of the date of title vesting in such proceeding and Rent shall be adjusted to the date of termination. If such partial condemnation does not render the Premises unusable for the business of Tenant or less than a substantial portion of the Building is Condemned, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, less the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting, the Base Rent, Tenant's Share of Tax

Expenses. Tenant's Share of Insurance Expenses, and Tenant's Share of Operating Expenses shall all be adjusted, as reasonably determined by Landlord. Tenant hereby waives the provisions of California Code of Civil Procedure Section 1265.130 permitting a court of law to terminate this Lease.

     12.03 Landlord's Award. If the Premises re wholly or partially Condemned, Landlord shall be entitled to the entire award paid for such condemnation, subject to the provisions of Article 12.04, and Tenant waives any claim to any part of the award from Landlord or the condemning authority.

     12.04 Tenant's Award. Tenant shall have the right to recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded to Tenant in connection with costs in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location.

     12.05 Temporary Condemnation. In the event of a temporary condemnation of the Premises, as reasonably determined by Landlord, this Lease shall remain in effect and Tenant shall receive any award made for such condemnation. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant by this Lease with respect to the surrender of the Premises, and upon such payment Tenant shall be excused from such obligations. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of occupancy by the condemning authority, the award shall be distributed as provided in Articles
12.03 and 12.04 above, and Rent shall be adjusted to the date of such occupancy.

     12.06 Delivery of Documents. Tenant shall immediately execute and deliver to Landlord all instruments required to effectuate the provisions of this Article 12.

13.  DEFAULT

     13.01 Events of Defaults. The occurrence of any of the following events shall constitute an "Event of Default" by Tenant with or without notice from
Landlord:

     a.   Vacation or Abandonment.  Vacation or abandonment of the Premises;

     b.   Payment.  Failure to pay Rent due hereunder on the date when due;

     c. Performance. Default in the performance of Tenant's covenants, agreements and obligations hereunder, except default in the payment of Rent, the default continuing for fifteen (15) days after notice thereof from Landlord;

     d. Assignment. A general assignment by Tenant for the benefit of creditors;

     e. Bankruptcy. The filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors;

     f. Receivership. The appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold;

     g. Insolvency, Dissolution, Etc. Tenant's insolvency or inability to pay Tenant's debts, or failure generally to pay Tenant's debts when due; or any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets; or Tenant taking any action toward the dissolution or winding up of Tenant's affairs or the cessation or suspension of Tenant's use of the Premises; or

     h. Attachment. Attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold. Tenant hereby waives the redemption provisions of California Code of Civil Procedure Sections 1174 and 1179.

     13.02. Landlord's Remedies.

     a. Abandonment. If Tenant abandons the Premises, this Lease shall continue in effect. Landlord shall not be deemed to terminate this Lease other than by written notice of termination from Landlord, and landlord shall have all of the remedies of a landlord provided by Section 1951.4 of the Civil Code of the State of California. After abandonment of the Premises by Tenant, Landlord may give notice of termination.

     b. Termination. Following the occurrence of any Event of Default, Landlord shall have the right, as long as the default continues, to terminate this Lease by written notice to Tenant setting forth: (i) the default; (ii) the requirements to cure it; and (iii) a demand for possession, which shall be effective either three (3) days after it is given or upon expiration of the time specified in Article 13.01 hereinabove, whichever occurs later.

     c. Possession. Following termination under Subarticle 13.02(b) above, without prejudice to other remedies Landlord may have by reason of Tenant's default or of such termination, Landlord may: (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

          d. Recovery. Following termination under Subarticle 13.02(b) above, Landlord shall have all the rights and remedies of a landlord provided by
Section 1951.2 of the Civil Code of the State of California. The amount of damages which Landlord may recover following termination under subsection (b) above shall include: (i) the worth at the time of the award of the unpaid rent and other amounts which had been earned at the time of termination; (ii) the worth at the time of the award of the amount of such rental loss that the Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of rental loss Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all detriments proximately caused by Tenant's failure to perform its obligations under this Lease. The "worth at the time of the award" of the amount referred to in (iii) above shall be computed by discounting such amount at discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          e. Additional Remedies. In addition to the foregoing remedies and so long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises without terminating this Lease or incur expenses on behalf of Tenant in seeking a new subtenant, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure until the same is repaid.

          f. Other. If Tenant causes or threatens to cause a breach of any of the covenants, terms or conditions contained in the Lease, Landlord shall be entitled to obtain all sums held by Tenant, by any trustee or in any account provided for herein to enjoin such breach or threatened breach, and to invoke any remedy allowed at law, in equity, by statute or otherwise, through re-entry, summary proceedings and other remedies were not provided for in this Lease.

          g. Cumulative. Each right and remedy of Landlord provided for in this Lease or now or hereafter existing at law or equity, by statute or otherwise, shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or equity, by statute or otherwise.

          h. Indemnification. Nothing in this Article 13 shall affect the right of Landlord to indemnification by Tenant in accordance with Article 6.09 for liability arising from personal injuries or property damage prior to the termination of Lease.

14.  ASSIGNMENT AND SUBLETTING

     14.01 Approval. Tenant shall not assign, mortgage, pledge or otherwise transfer this Lease, in whole or in part, nor sublet permit occupancy by any party other than Tenant of all or any part of the Premises, without the prior written consent of Landlord in each instance. If Lessee is a corporation or a partnership, the transfer of fifty percent (50%) or more of the beneficial ownership interest of the corporate stock or in the partnership of Tenant, as the case may be, shall constitute an assignment hereunder for which such consent is required. Landlord may withhold Landlord's consent to any assignment or subletting provided the withholding is not done unreasonably. This Lease may not be assigned by operation of law. Any purported assignment or subletting contrary to the provisions hereof without Landlord's prior written consent shall be void. The consent of Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Under no circumstances shall this Lease be assigned, sublet, or assumed, in whole or in part, until Landlord receives adequate assurance of future performance of all the terms and conditions of the Lease. Such adequate assurance shall include adequate assurance: (a) of the source of Rent due under the Lease; (b) that the assignment, subletting [ILLEGIBLE] assumption of the Lease shall not cause any breach in any respect of any provision in any other lease, financing agreement or master agreement relating to the Building or Property; and (c) that the assignment, subletting, or assumption shall not disrupt in any respect any tenant mix or balance in the Building or on the Premises.

     14.02  Landlord Option.

          a. Right to Cancel. In connection with any proposed assignment or sublease, Landlord shall have an option to cancel and terminate this Lease if the request is to assign the Lease or to sublet all of the Premises; or, if the request is to sublet a portion of the Premises only, to cancel and terminate this Lease with respect to such portion. Landlord may exercise such option in writing within thirty (30) days after Landlord's receipt from Tenants of such request, and in each case such cancellation or termination shall occur as of the date set forth in Landlord's notice of exercise of such option, which shall not be less than sixty (60) days nor more than one hundred twenty (120) days following the giving of such notice.

          b. Cancellation. If Landlord exercises Landlord's option to cancel this Lease or any portion thereof, Tenant shall surrender possession of the Premises, or the portion thereof which is the subject of the option, as the case may be, on the [ILLEGIBLE] set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Premises at the expiration of the Term. If this Lease is cancelled as to a portion of the Premises only, Rent after the date of cancellation shall be [ILLEGIBLE] on a pro rata basis, as determined by Landlord.

          c. Noncancellation. If Landlord does not exercise Landlord's option to cancel this Lease pursuant to the foregoing provisions, Landlord may withhold Landlord's consent to such assignment or subletting, provided such consent is unreasonably withheld.

     14.03. Bonus Rental. If Tenant receives rent or other consideration for any assignment or sublease in excess of the Rent in case of the sublease of a portion of the Premise, in excess of such Rent that is fairly allocable to such portion, as determined Landlord, after appropriate adjustments to assure that all other payments required hereunder are appropriately taken in account, Tenant shall pay Landlord one hundred percent (100%) of the difference between each such payment of rent or [ILLEGIBLE] consideration and the Rent required hereunder.

     14.04. Scope. If this Lease is (a) assigned, (b) the underling beneficial interest of Tenant is transferred or (c) the Premises or any part thereof is sublet or occupied by anyone other than Tenant, Landlord may collect rent from the assignee, subtenant, or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of Article 14.03; provided that no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. No assignment or subletting shall affect the continuing liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

     14.05. Release. Whenever Landlord conveys any interest in the Property, Landlord shall be automatically released from further performance of the covenants of this Lease, and from all further liabilities, obligations, costs, expenses, demands, causes of action, claims and judgments connected with this Lease. The effective date of Landlord's release shall be the date the assignee executes an assumption of such assignment. If requested, Tenant shall execute a form of release and such other documentation as may be required to further effect the provision of this Article 14.05. This Lease and each of the Lease's covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, assignees and legal representatives, subject to the provisions hereof. Any successor or assignee of Tenant who accepts an assignment of this Lease and enters into possession hereunder shall thereby be bound by the covenants and conditions hereof. Nothing herein contained shall be deemed to give a right of assignment to Tenant without the written consent of Landlord.

     14.06. Holding Over. If Tenant, or any of Tenant's successors or assigns holds over the Premises or any part thereof after expiration of the Term, unless otherwise agreed to in writing by Landlord, such holding over shall constitute a tenancy from month to month only, at a rent equal to twice the Base Rent owed during the final year of the Term. This Article 14 shall not be construed as Landlord's permission for Tenant to hold over.

     14.07. Waiver. Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at Landlord's option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

15. ESTOPPEL CERTIFICATE, ATTORNEMENT AND SUBORDINATION

     15.01. Estoppel Certificate. Within ten (10) days after request by Landlord, Tenant shall deliver, in recordable form, an estoppel certificate in the form determined by Landlord or Landlord's mortgagee or purchaser, to any proposed mortgagee, purchaser or Landlord. Tenant's failure to deliver said statement in such time period shall be conclusive upon Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b)there are no [ILLEGIBLE] defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and [ILLEGIBLE] no more than one period's Base Rent has been paid in advance.

     15.02. Attornment. Tenant shall, if requested, attorn to the purchaser upon a foreclosure, sale or grant of a deed in lieu of foreclosure of the Property, and recognize such purchaser as Landlord under this Lease in the event of (a) a foreclosure proceeding; (b) the exercise of the power of sale under any mortgage or deed of trust made by Landlord, Landlord's successors or assigns which encumbers the Premises, or any part thereof; (c) the termination of a ground lease; or (d) a sale of the Property.

     15.03. Subordination. The rights of Tenant hereunder are subject and subordinate to the lien of any mortgage or [ILLEGIBLE] resulting from any other method of financing or refinancing, now or hereafter in force against the Premises, and to all [ILLEGIBLE] made upon the security thereof; provided, however, that notwithstanding such subordination, so long as the Tenant is not in default under this Lease, this Lease shall not be terminated or subject to termination by any trustee's sale, action to enforce [ILLEGIBLE] security or proceeding or action in foreclosure. If requested, Tenant shall execute whatever documentation may be required to further effect the provisions of this Article 15.03.

16. MISCELLANEOUS

     16.01. Waiver. No waiver by Landlord or any default or breach of any covenant by Tenant hereunder shall be implied from any omission by Landlord to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver and then said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein by Landlord shall not be construed [ILLEGIBLE] waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Landlord to any [ILLEGIBLE] Tenant requiring further consent or approval by Landlord shall not be deemed to waive or render unnecessary Landlord's consent or approval to any subsequent similar acts. No waiver by Landlord of any provision under this Lease shall be effective unless in writing and signed by Landlord. Landlord's acceptance of full or partial payment of Rent during the continuance of breach of this Lease shall not continue a waiver of any such breach of this Lease. Tenants by Landlord to mitigate the damage caused by Tenant's breach of this Lease shall not be construed as a waiver of Landlord's right to recover damages under Article 13.

     16.02 Financial Statements. Within ten (10) days after Landlord's written request, Tenant shall deliver to Landlord current audited financial statements of Tenant.

     16.03 Accord and Satisfaction. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any [ILLEGIBLE] or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent, Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

     16.04. Limitation of Landlord's Liability. The obligations of Landlord under this Lease are not personal obligations of individual partners, directors, officers and shareholders of Landlord, and Tenant shall look solely to the Building for satisfaction of any liability and shall not look to other assets of Landlord nor seek recourse against the assets of the individual partners, directors, officers and shareholders of Landlord.

     16.05 Entire Agreement. This Lease sets forth all the covenants, agreements, conditions and understandings between Landlord and Tenant concerning the Property, and there are no covenants, agreements, conditions or understandings, either [ILLEGIBLE] or written, between Landlord and Tenant other than as set forth herein. No alteration, amendment, change or addition to Lease shall be binding upon Landlord and Tenant unless in writing and signed by both Landlord and Tenant.

     16.06. Time. Time is of the essence of this Lease.

     16.07. Attorneys' Fees. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, unsuccessful party shall pay all costs incurred by the prevailing party including reasonable attorneys' fees, to be fixed by the [ILLEGIBLE] and said costs and attorneys' fees shall be a part of the judgment in said action.

     16.08. Captions and Article Letters. The captions, article letters and table of contents appearing in this Lease are inserted as a matter of convenience and in no way define or limit the provisions of this Lease.

     16.09. Severability. If any provision of this Lease or the application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

     16.10. Applicable Regulations. This Lease, and the rights and obligations of the parties hereto, shall be construed to be enforced in accordance with the laws of the State of California.

     16.11. Rules and Regulations. At all times during the Term, Tenant shall comply with the rules and regulations ("Rules and Regulations") for the Building and the Lot, as set forth in Exhibit C (and such amendments as Landlord may reasonably adopt) attached hereto and by this reference made a part thereof.

     16.12. Examinations of Lease. Submission of this Lease to Tenant does not constitute an option to Lease, and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.

     16.13. Surrender. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in good order, condition and repair, except for reasonable wear and tear or as otherwise provided in Articles 11 and 12. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises or Building. All property Tenant is required to surrender shall become Landlord's property upon the termination of this Lease. Landlord may cause [ILLEGIBLE] said personal property that is not removed from the Premises within thirty (30) days after the date of any termination of Lease to be removed from the Premises and stored at Tenant's expense, or, at Landlord's election said personal property thereafter shall belong to Landlord without the payment of any consideration, subject to the any person holding perfected security interest therein.

     16.14. Corporate Authority. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant hereby covenants and warrants that (i) Tenant is a duly authorized and existing corporation; (ii) Tenant is qualified to do business in the State of California; (iii) Tenant has full right and authority to enter into this Lease; and, (iv) of the persons executing on behalf of Tenant is authorized to do so.

     16.15. Baker. Tenant warrants that it has had no dealings with any real estate broker or agent other than the broker set forth in Article 1.01 ("Broker") in connection with the negotiation of this Lease, and that it knows of no other real estate broker or agent who is entitled to any commission or finder's fee in connection with this Lease. Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs expenses (including without limitation, attorneys' fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker or agent other than Broker.

     16.16. Landlord's Right to Perform. Upon Tenant's failure to perform [ILLEGIBLE] obligation of Tenant hereunder, [ILLEGIBLE] without limitation, payment of Tenant's insurance premiums, charges of contractors who have supplied materials or labor [ILLEGIBLE] Premises, etc., Landlord shall have the right to perform such obligations of Tenant on behalf of Tenant and/or to make [ILLEGIBLE] on behalf of Tenant to such parties. Tenant shall reimburse Landlord the reasonable cost of Landlord's [ILLEGIBLE] obligations on Tenant's behalf, including reimbursement of any amounts that may be expended by Landlord, plus interest [ILLEGIBLE] maximum rate permitted by law, as Additional Rent.

     16.17. Modification for Lender. If, in connection with obtaining construction, interim or permanent financing [ILLEGIBLE] Building, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant [ILLEGIBLE] unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not materially [ILLEGIBLE] obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights [ILLEGIBLE].

     16.18. Notices. All notices to be given hereunder shall be in writing and mailed postage prepaid by certified or [ILLEGIBLE] mail, return receipt requested, or delivered by personal delivery, to Landlord's Address and Tenant's Address, or to [ILLEGIBLE] place as Landlord or Tenant may designate in a written notice given to the other party. Notices shall be deemed [ILLEGIBLE] receipt or three (3) days after the date of mailing.

     16.19. Special provisions. Rider to Lease as indicated in Article 1.01 are attached hereto and made a part hereof.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date and year first above written.


"Landlord"                                   "Tenant"

                                                   [SIG]
----------------------------------           ----------------------------------

By    [SIG]                                        [ILLEGIBLE]
   -------------------------------              -------------------------------

    Its  Partner                                 Its  President
       ---------------------------                  ---------------------------

By    [SIG]                                  By    [SIG]
   -------------------------------              -------------------------------

    Its  Partner                                 Its  Secretary
       ---------------------------                  ---------------------------

                             LEASE AMENDMENT NO. 1

The Lease dated November 16, 1989 by and between Pleasanton Willow Partners, Landlord, and Bissell & Karn, Inc., Tenant, is amended in Section 10, Use of Premises, Paragraph 10.01, General, to add to the paragraph the following language:

      "Tenant's use of the Premises shall be consistent with the provisions of the Declaration of Covenants, Conditions and Restrictions for Hacienda Business Park (No. 2) on January 24, 1985, Series No. 85-104396, Alameda County Official Records. Tenant acknowledges and agrees that this Lease is subject to said Declaration, that Tenant will comply with the provisions of the Declaration and that the provisions of this sentence are an integral part of this Lease."

The intent of this amendment is to comply with the requirements of the stated covenants, conditions and restrictions that it be made a part of the lease agreement for properties which are subject to its provisions whether or not it is so stated in the lease.

LANDLORD                               TENANT

Pleasanton Willow Partners             Bissell & Karn, Inc.


By   [SIG]                             By   [SIG]
  -------------------------------        -------------------------------

   Its Partner                            Its President

By   [SIG]                             By    [SIG]
  -------------------------------        -------------------------------

   Its Partner                            Its Treasurer